                                                                    EXHIBIT 99.1

                     HARLEY-DAVIDSON MOTORCYCLE TRUST 2001-2
                             COMPUTATIONAL MATERIALS

         The information contained in the attached materials is referred to as the "INFORMATION".

         The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("HARLEY CREDIT") and relates to Harley-Davidson Motorcycle Trust 2001-2. Neither J.P. Morgan Securities Inc. ("JPMorgan") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("OFFERING DOCUMENTS") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the JPMorgan Syndicate Desk at (212) 834-4154.

                     Harley-Davidson Motorcycle Trust 2001-2
                Harley-Davidson Credit Corp., Seller and Servicer
             Harley-Davidson Customer Funding Corp., Trust Depositor

                               Subject to Revision

                        Term Sheet dated August 13, 2001

Trust.............................     Harley-Davidson Motorcycle Trust 2001-2
                                               (the "TRUST").

Trust Depositor...................     Harley-Davidson  Customer  Funding
                                               Corp., a wholly owned,
                                               limited-purpose subsidiary of
                                               Harley-Davidson Credit Corp. (the
                                               "TRUST DEPOSITOR").

Seller and Servicer or
  Seller/Servicer.................     Harley-Davidson  Credit  Corp.  ("HARLEY
                                               CREDIT" or the "SELLER" or, in
                                               its capacity as Servicer, the
                                               "SERVICER"), a 100% owned
                                               subsidiary of Harley-Davidson
                                               Financial Services, Inc.

Owner Trustee.....................     Wilmington Trust Company, a Delaware
                                               banking corporation (in such
                                               capacity, the "OWNER TRUSTEE").

Indenture Trustee.................     Bank One,  National  Association,  a
                                               national banking association (in
                                               such capacity, the "INDENTURE
                                               TRUSTEE"). The Indenture Trustee
                                               will also act as Paying Agent
                                               under the Indenture and the Trust
                                               Agreement.

Closing Date......................     On or about August 21, 2001.

Terms of the Notes................     The principal terms of the notes will be
                                               as described below:

                                                                AGGREGATE PRINCIPAL
                                            CLASS                     AMOUNT           INTEREST RATES
                                       Class A-1 notes             $242,000,000            _____%
                                       Class A-2 notes             $138,000,000            _____%
                                       Class B notes                $20,000,000            _____%


                                       The notes represent indebtedness of the
                                       trust secured by the assets of the trust.

                                       Each class of notes will be issued in
                                       minimum denominations of $1,000 and will be available in book-entry form only.

         Payment Dates............     The trust will pay  interest  and
                                               principal on the notes on the
                                               15th day of each month or if that
                                               day is not a business day, the
                                               next business day. The first
                                               payment date is September 17,
                                               2001.

         Record Dates.............     The day immediately preceding the payment
                                               date.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

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         Interest.................     INTEREST PERIODS:

                                       Interest on the notes will accrue in the following manner:

                                                                                             DAY COUNT
                                        FROM (INCLUDING)          TO (EXCLUDING)            CONVENTION
                                         15th day of prior   15th day of current month         30/360
                                             month

                                       The first interest period will begin on
                                               and include the closing date and
                                               end on and include September 14,
                                               2001.

                                       PAYMENT OF INTEREST:

                                       On each payment date the trust will pay
                                               interest on the notes which will
                                               be made from available
                                               collections and other amounts.

                                       Interest payments on the Class A-1 notes
                                               and Class A-2 notes will have the
                                               same priority. Interest payments
                                               on the Class B notes will be
                                               subordinated to interest payments
                                               on the Class A notes. The trust
                                               will make interest payments on
                                               the Class B notes after paying
                                               interest on the Class A-1 notes
                                               and Class A-2 notes.

         Principal................     On each payment date, the trust will
                                               pay principal on the notes which
                                               will be made from available
                                               collections and other amounts.

                                       Principal payments on the Class A notes
                                               will be senior in priority to
                                               principal payments on the Class B
                                               notes. Principal payments on each
                                               payment date will generally be
                                               allocated 95.00% to the Class A
                                               notes and 5.00% to the Class B
                                               notes. However, any shortfall in
                                               the amount of funds available for
                                               principal payments on any payment
                                               date will reduce the principal
                                               payment on the Class B notes (up
                                               to the full amount of the
                                               payment) before the principal
                                               payment on the Class A notes will
                                               be reduced. Principal payments on
                                               the Class A notes will be paid
                                               sequentially, so that no
                                               principal will be paid on the
                                               Class A-2 notes until the Class
                                               A-1 notes have been paid in full.

         Final Scheduled
         Payment Dates............     The final scheduled payment dates of the
                                               notes are as follows:


                                                CLASS             FINAL SCHEDULED PAYMENT DATE
                                       Class A-1 notes               April 2006 Payment Date
                                       Class A-2 notes               June 2009 Payment Date
                                       Class B notes                 June 2009 Payment Date


                                       If the notes have not already been paid
                                               in full prior to their respective
                                               final scheduled payment dates, we
                                               will be obligated to pay the
                                               outstanding principal amount of
                                               the notes in full on such dates.
                                               Certain circumstances could cause
                                               principal to be paid earlier or
                                               later, or in reduced amounts.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

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         Optional Redemption......     The seller  may cause  the  depositor  to
                                               redeem the notes in full if the
                                               aggregate outstanding principal
                                               balance of the contracts owned by
                                               the trust declines to less than
                                               10% of the sum of:

                                               -     the aggregate outstanding
                                                     principal balance of the
                                                     contracts owned by the
                                                     trust as of the closing
                                                     date; and

                                               -     the initial amount on
                                                     deposit in the pre-funding
                                                     account.

                                       The redemption price will be equal to the
                                               unpaid principal amount of the
                                               notes plus accrued interest
                                               thereon.

         Mandatory Special
         Redemption ..............     The notes will be prepaid in part,
                                               without premium, on the payment
                                               date on or immediately following
                                               the last day of the funding
                                               period in the event that any
                                               amount remains on deposit in the
                                               pre-funding account. The
                                               aggregate principal amount of
                                               notes to be prepaid will be an
                                               amount equal to the amount then
                                               on deposit in the pre-funding
                                               account allocated pro rata among
                                               the notes; PROVIDED that if the
                                               amount remaining on deposit in
                                               the pre-funding account is less
                                               than $150,000, such amount will
                                               be allocated solely to the Class
                                               A-1 noteholders.

         The Contracts and Other
         Assets of the Trust......     The  property  of the trust will be a
                                               pool of fixed-rate, simple
                                               interest conditional sales
                                               contracts relating to motorcycles
                                               manufactured by Harley-Davidson,
                                               Inc. and Buell Motorcycle
                                               Company, a wholly-owned
                                               subsidiary of Harley-Davidson,
                                               Inc. The contracts were
                                               originated by the seller
                                               indirectly through
                                               Harley-Davidson motorcycle
                                               dealers. Included in the trust's
                                               assets are security interests in
                                               the Harley-Davidson and Buell
                                               motorcycles securing the
                                               contracts and proceeds, if any,
                                               from certain insurance policies
                                               with respect to such motorcycles.

         The Contracts............     Our main source of funds for making
                                               payments on the notes will be
                                               collections on the contracts. The
                                               contracts transferred to the
                                               trust will be selected from
                                               contracts in the depositor's
                                               portfolio based on the criteria
                                               specified in the transfer and
                                               sale agreement. The contracts
                                               arise and will arise from loans
                                               to obligors located in the 50
                                               states of the United States, the
                                               District of Columbia, the U.S.
                                               Territories and military bases.

                                       On the closing date, pursuant to the sale
                                               and servicing agreement, the
                                               depositor will transfer, and the
                                               trust will acquire, initial
                                               contracts with the
                                               characteristics set forth below
                                               as of the close of business on
                                               August 7, 2001, the initial
                                               cutoff date.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

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                                       Following the closing date, pursuant to
                                               the sale and servicing agreement,
                                               the depositor will be obligated,
                                               subject only to the availability
                                               thereof, to transfer, and the
                                               trust will be obligated to
                                               acquire, subject to the
                                               satisfaction of certain
                                               conditions set forth therein,
                                               subsequent contracts. Following
                                               the transfer of subsequent
                                               contracts to the trust, the
                                               aggregate characteristics of the
                                               entire pool of contracts may vary
                                               from those of the initial
                                               contracts as to the
                                               characteristics set forth below.

                                       The last scheduled payment on the initial
                                               contract with the latest maturity
                                               will occur in August 2008.

                                       No contract (including any subsequent
                                               contract sold to the trust after
                                               the closing date) will have a
                                               scheduled maturity later than
                                               November 2008. However, an
                                               obligor can generally prepay its
                                               contract at any time without
                                               penalty.


                      COMPOSITION OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


         Aggregate Principal Balance......................................    $302,227,604.15
         Number of Contracts..............................................             23,748
         Average Principal Balance........................................         $12,726.44
         Weighted Average Annual Percentage Rate..........................             12.68%
            (Range).......................................................    6.50% to 23.99%
         Weighted Average Original Term (in months).......................              74.81
            (Range).......................................................           12 to 84
         Weighted Average Calculated Remaining Term (in months)...........              72.57
            (Range).......................................................            3 to 84


                                                  GEOGRAPHIC CONCENTRATION
                                               (AS OF THE INITIAL CUTOFF DATE)

                                                STATE           PRINCIPAL BALANCE
                                                                  CONCENTRATION
                                               California             12.25%
                                               Texas                   8.05%
                                               Florida                 7.12%


                                 No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.

Reserve Fund......................     On the closing date, the depositor will
                                               establish a trust account in the
                                               name of the indenture trustee
                                               which we refer to as the "RESERVE
                                               FUND." The reserve fund provides
                                               you with limited protection in
                                               the event collections from
                                               obligors on the contracts are
                                               insufficient to make payment on
                                               the notes. We cannot assure you,
                                               however, that this protection
                                               will be adequate to prevent
                                               shortfalls in amounts available
                                               to make payments on the notes.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

                                       The initial balance of the reserve fund
                                               will be $3,022,276.04 (1.00% of
                                               the initial aggregate principal
                                               balance of the contracts). The
                                               amount required to be on deposit
                                               in the reserve fund on each
                                               payment date will equal the
                                               greater of (a) 2.00% of the
                                               principal balance of the
                                               contracts in the trust as of the
                                               first day of the immediately
                                               preceding calendar month (6.00%
                                               in the event a trigger event
                                               occurs) or (b) 1.00% of the
                                               aggregate of the initial note
                                               balances. In no event shall the
                                               amount required to be on deposit
                                               in the reserve fund exceed the
                                               aggregate outstanding principal
                                               balance of the notes.

                                       If the amount on deposit in the reserve
                                               fund on any payment date is less
                                               than the required amount, the
                                               trust will use the funds
                                               available to it after payment of
                                               the servicing fee and the fee
                                               payable to the indenture trustee,
                                               reimbursement of servicer
                                               advances and payment of interest
                                               and principal on the notes to
                                               make a deposit into the reserve
                                               fund. Amounts on deposit in the
                                               reserve fund on any payment date
                                               in excess of the required amount
                                               will be paid to the depositor.

                                       If on any payment date the funds
                                               available to the trust to pay
                                               principal and interest on the
                                               notes are insufficient to make
                                               payments on the notes, the trust
                                               will use funds in the reserve
                                               fund to cover any shortfalls.

                                       If on the final scheduled payment date of
                                               any class of notes, the principal
                                               balance of that class has not
                                               been paid in full, the trust will
                                               use funds in the reserve fund to
                                               pay those notes in full.

Pre-Funding Account...............     On the closing date, the trust depositor
                                               will fund an account called the
                                               pre-funding account by depositing
                                               $97,772,395.85 which will secure
                                               our obligations to purchase
                                               subsequent contracts from the
                                               seller and transfer those
                                               contracts to the trust. The
                                               amount in the pre-funding account
                                               will be reduced by the amount
                                               used to purchase subsequent
                                               contracts from the seller. The
                                               trust depositor expects that the
                                               pre-funded amount will be reduced
                                               to less than $150,000 by the
                                               payment date occurring in
                                               November 2001. Any pre-funded
                                               amount remaining at the end of
                                               this funding period will be paid
                                               to the noteholders as described
                                               above in "TERMS OF THE
                                               NOTES--MANDATORY SPECIAL
                                               REDEMPTION."

Interest Reserve Account .........     On the closing date, the trust depositor
                                               will fund an account called the
                                               interest reserve account which
                                               will provide additional funds to
                                               account for the fact that the
                                               monthly investment earnings on
                                               amounts in the pre-funding
                                               account (until such amounts have
                                               been used to purchase subsequent
                                               contracts) are expected to be
                                               less than the weighted average of
                                               the interest payments on the
                                               notes, as well as the amount
                                               necessary to pay trustees' fees.
                                               In addition to the initial
                                               deposit, all investment earnings
                                               with respect to the pre-funding
                                               account will be deposited into
                                               the interest reserve account.

                                       The interest reserve account is not
                                               designed to provide any
                                               protection against losses on the
                                               contracts in the trust. After the
                                               funding period, money remaining
                                               in the interest reserve account
                                               will be paid to the trust
                                               depositor.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

Ratings...........................     On the closing date, the notes must have
                                               received ratings from Standard &
                                               Poor's Ratings Services, a
                                               division of The McGraw-Hill
                                               Companies, and/or Moody's
                                               Investors Service, Inc. as set
                                               forth below:


                                                               Standard &
                                                                 Poor's          Moody's
                                                               ----------        -------

                                               Class A-1           AAA             Aaa
                                               Class A-2           AAA             Aaa
                                               Class B              A               A2

                                       A rating is not a recommendation to buy,
                                               sell or hold securities. There
                                               can be no assurance that the
                                               ratings will not be lowered or
                                               withdrawn at any time by either
                                               of the rating agencies.

Advances..........................     The servicer is obligated to advance each
                                               month an amount equal to accrued
                                               and unpaid interest on the
                                               contracts which was 30 days or
                                               greater delinquent with respect
                                               to the related due period, but
                                               only to the extent that the
                                               servicer believes that the amount
                                               of such advance will be
                                               recoverable from collections on
                                               the contracts. The servicer will
                                               be entitled to reimbursement of
                                               its outstanding advances on any
                                               payment date by means of a first
                                               priority withdrawal of certain
                                               funds then held in the collection
                                               account.

Mandatory Reacquisition by
the Depositor.....................     Under the sale and servicing agreement,
                                               we have agreed, in the event of a
                                               breach of certain representations
                                               and warranties made by us which
                                               materially and adversely affects
                                               the trust's interest in any
                                               contract and which has not been
                                               cured, to reacquire such contract
                                               within two business days prior to
                                               the first determination date
                                               after the servicer, the trustee,
                                               the indenture trustee or we
                                               become aware of such breach.

Servicing Fees....................     The servicer will be entitled to receive
                                               a monthly servicing fee equal to
                                               1/12th of 1% of the principal
                                               balance of the contracts as of
                                               the first day of the prior
                                               calendar month. The servicer will
                                               also be entitled to receive any
                                               extension fees or late payment
                                               penalty fees paid by obligors.
                                               The servicing fees will be paid
                                               to the servicer prior to any
                                               payments to the noteholders.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

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Priority of Payments..............     PRIOR TO ACCELERATION OF THE NOTES

                                       On each payment date prior to the
                                               acceleration of the notes, the
                                               trust will apply collections on
                                               the contracts received during the
                                               prior calendar month, servicer
                                               advances and funds transferred
                                               from the reserve fund to make the
                                               following payments in the
                                               following order of priority:

                                               -     to the noteholders, the
                                               amount of any mandatory special
                                               redemption;

                                               -     reimbursement of servicer
                                               advances;

                                               -     servicing fee;

                                               -     indenture trustee's fee;

                                               -     interest on the Class A
                                               notes, pro rata;

                                               -     interest on the Class B
                                               notes;

                                               -     principal on the Class A
                                               notes and the Class B notes, in
                                               the priority set forth in
                                               "Principal" above;

                                               -     to the reserve fund, the
                                               amount, if any, needed to fund
                                               the reserve fund to the required
                                               amount;

                                               -     any remaining amounts to
                                               the depositor as
                                               certificateholder under the trust
                                               agreement.

                                       AFTER ACCELERATION OF THE NOTES:

                                       After an event of default due to a breach
                                               of a material covenant or
                                               agreement by the trust and
                                               acceleration of the notes, all
                                               distributions available to the
                                               noteholders will be made in the
                                               following priority:

                                               -     interest on the Class A
                                               notes;

                                               -     interest on the Class B
                                               notes;

                                               -     principal on the Class A
                                               notes, pro rata, until paid in
                                               full; and

                                               -     principal on the Class B
                                               notes, until paid in full.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

                                       After an event of default due to a
                                               payment default or certain
                                               insolvency events and
                                               acceleration of the notes, all
                                               distributions available to the
                                               noteholders will be made in the
                                               following priority:

                                               -     interest on the Class A
                                               notes;

                                               -     principal on the Class A
                                               notes, pro rata, until paid in
                                               full;

                                               -     interest on the Class B
                                               notes; and

                                               -     principal on the Class B
                                               notes, until paid in full.

Credit Enhancement................     The credit enhancement for the notes is
                                               as follows:

                                               Class A notes:  -  subordination
                                                                  of the Class
                                                                  B notes
                                                               -  reserve fund

                                               Class B notes:  -  reserve fund

Material Federal Income
Tax Consequences..................     Winston & Strawn, as federal tax counsel
                                               to the trust, has delivered its
                                               opinion that the notes will be
                                               characterized as debt for federal
                                               income tax purposes, and the
                                               trust will not be characterized
                                               as an association (or publicly
                                               traded partnership) taxable as a
                                               corporation. The purpose of
                                               obtaining the opinion of tax
                                               counsel is to provide investors
                                               with greater assurance regarding
                                               the character of the notes for
                                               federal income tax purposes and
                                               that the issuer of the notes will
                                               not be subject to federal income
                                               tax at the entity level. However,
                                               an opinion of tax counsel is not
                                               binding on the Internal Revenue
                                               Service and there is no assurance
                                               that the Internal Revenue Service
                                               will not disagree with the
                                               opinion of tax counsel. By
                                               purchasing a note, you will agree
                                               to treat your note as debt for
                                               federal, state and local income
                                               tax purposes. As a result,
                                               payments received by you will
                                               generally be treated as either
                                               interest or principal and you
                                               will not be considered an owner
                                               of an equity interest in the
                                               trust.

ERISA Considerations..............     The notes are generally eligible for
                                               purchase by employee benefit
                                               plans and individual retirement
                                               accounts and similar
                                               arrangements, and by persons
                                               investing on behalf of or with
                                               plan assets of such plans,
                                               accounts and arrangements,
                                               subject to certain considerations
                                               and exceptions.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

                                  THE CONTRACTS

         The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc. The contracts were originated by the seller indirectly through Harley-Davidson motorcycle dealers and acquired by the depositor in the ordinary course of the depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

         - the last scheduled payment of each initial contract is due no later than August 2008, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than November 2008;
         - the first scheduled payment date of contracts representing approximately 99.95% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than September 2001 and; the first scheduled payment date of remaining contracts representing approximately 0.05% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than February 2002;
         - approximately 72.03% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 27.97% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;
         - all initial contracts have a contractual rate of interest of at least 6.50% per annum and not more than 23.99% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 12.68% per annum (see Table 1 below);
         - the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;
         - the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 74.81 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 72.57 months (see Tables 2 and 3 below);
         - the average principal balance per initial contract as of the initial cutoff date was approximately $12,726.44 and the principal balances on the initial contracts as of the initial cutoff date ranged from $521.11 to $43,665.67 (see Table 4 below);
         - the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 12.25% in California, 8.05% in Texas and 7.12% in Florida (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

         Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts. Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by calculated remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

                                     TABLE 1

                  DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                        PERCENT OF
                                    NUMBER OF            NUMBER OF             TOTAL OUTSTANDING              PERCENT OF
            RATE                    CONTRACTS          CONTRACTS(1)            PRINCIPAL BALANCE           POOL BALANCE(1)
            ----                    ---------          ------------            ------------------          --------------

6.500 to 7.000%                           8                 0.03%                    $52,081.77                    0.02%
7.001 to 8.000                          303                 1.28                   4,485,495.28                    1.48
8.001 to 9.000                          938                 3.95                  13,314,051.33                    4.41
9.001 to 10.000                       2,837                11.95                  39,968,988.40                   13.22
10.001 to 11.000                      3,065                12.91                  40,710,957.84                   13.47
11.001 to 12.000                      4,295                18.09                  54,848,077.30                   18.15
12.001 to 13.000                      3,331                14.03                  40,482,489.25                   13.39
13.001 to 14.000                      3,389                14.27                  41,975,354.08                   13.89
14.001 to 15.000                      2,066                 8.70                  24,630,309.86                    8.15
15.001 to 16.000                      1,114                 4.69                  13,464,176.07                    4.45
16.001 to 17.000                        612                 2.58                   7,302,188.50                    2.42
17.001 to 18.000                        634                 2.67                   7,598,049.07                    2.51
18.001 to 19.000                         87                 0.37                   1,182,429.73                    0.39
19.001 to 20.000                        386                 1.63                   4,534,846.71                    1.50
20.001 to 21.000                        233                 0.98                   2,643,560.44                    0.87
21.001 to 22.000                        441                 1.86                   4,960,301.79                    1.64
22.001 to 23.000                          7                 0.03                      56,245.47                    0.02
23.001 to 23.990                          2                 0.01                      18,001.26                    0.01
                                     ------               ------                ---------------                  ------

             TOTALS:                 23,748               100.00%               $302,227,604.15                  100.00%
                                     ======               ======                ===============                  ======


(1)      Percentages may not add to 100.00% because of rounding.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                   JPMorgan Sales Representative immediately.

                                     TABLE 2

                    DISTRIBUTION BY CALCULATED REMAINING TERM
                            OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


         CALCULATED                                  PERCENT OF
         REMAINING                  NUMBER OF         NUMBER OF               TOTAL OUTSTANDING              PERCENT OF
       TERM (MONTHS)                CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE            POOL BALANCE(1)
       -------------                ---------        ------------             -----------------           ----------------

           3 to 12                        338               1.42%                  $721,777.80                  0.24%
          13 to 24                      1,090               4.59                  5,272,441.61                  1.74
          25 to 36                        503               2.12                  3,739,140.95                  1.24
          37 to 48                        879               3.70                  8,274,880.20                  2.74
          49 to 60                      2,521              10.62                 27,139,367.45                  8.98
          61 to 72                     10,866              45.76                127,341,320.08                 42.13
          73 to 84                      7,551              31.80                129,738,676.06                 42.93
                                       ------             ------               ---------------                ------

               TOTALS:                 23,748             100.00%              $302,227,604.15                100.00%
                                       ======             =======              ===============                =======

  (1)     Percentages may not add to 100.00% because of rounding.


                                     TABLE 3

                       DISTRIBUTION BY CALCULATED ORIGINAL
                    TERM TO MATURITY OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                     PERCENT OF
         ORIGINAL                   NUMBER OF         NUMBER OF               TOTAL OUTSTANDING              PERCENT OF
       TERM (MONTHS)                CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE            POOL BALANCE(1)
       -------------                ---------        ------------             -----------------           ----------------

           1 to 12                       15               0.06%                       $76,542.50                  0.03%
          13 to 24                      207               0.87                      1,164,110.39                  0.39
          25 to 36                      478               2.01                      3,651,851.50                  1.21
          37 to 48                      843               3.55                      8,052,783.13                  2.66
          49 to 60                    2,774              11.68                     27,322,648.10                  9.04
          61 to 72                   11,809              49.73                    131,639,217.10                 43.56
          73 to 84                    7,622              32.10                    130,320,451.43                 43.12
                                      -----              -----                    --------------                 -----

               TOTALS:               23,748              100.00%                 $302,227,604.15                 100.00%
                                     ======              =======                 ===============                 =======

(1)      Percentages may not add to 100.00% because of rounding.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                   JPMorgan Sales Representative immediately.

                                     TABLE 4

            DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                        PERCENT OF
                                    NUMBER OF            NUMBER OF               TOTAL OUTSTANDING        PERCENT OF POOL
  CURRENT BALANCE                   CONTRACTS           CONTRACTS(1)             PRINCIPAL BALANCE            BALANCE(1)
  ---------------                   ---------           ------------             -----------------            ---------


$   521.11 to 1,000.00                    43             0.18%                      $33,011.45                    0.01%
$ 1,000.01 to 2,000.00                   211             0.89                       334,522.13                    0.11
$ 2,000.01 to 3,000.00                   374             1.57                       946,821.12                    0.31
$ 3,000.01 to 4,000.00                   549             2.31                     1,953,302.95                    0.65
$ 4,000.01 to 5,000.00                   886             3.73                     3,982,001.76                    1.32
$ 5,000.01 to 6,000.00                   897             3.78                     4,967,815.34                    1.64
$ 6,000.01 to 7,000.00                 1,191             5.02                     7,755,928.56                    2.57
$ 7,000.01 to 8,000.00                 1,401             5.90                    10,524,931.32                    3.48
$ 8,000.01 to 9,000.00                 1,378             5.80                    11,730,259.62                    3.88
$ 9,000.01 to 10,000.00                1,651             6.95                    15,693,528.76                    5.19
$ 10,000.01 to 11,000.00               1,201             5.06                    12,602,758.27                    4.17
$ 11,000.01 to 12,000.00               1,040             4.38                    11,964,514.01                    3.96
$ 12,000.01 to 13,000.00               1,022             4.30                    12,798,883.77                    4.23
$ 13,000.01 to 14,000.00               1,158             4.88                    15,665,228.06                    5.18
$ 14,000.01 to 15,000.00               1,405             5.92                    20,412,263.00                    6.75
$ 15,000.01 to 16,000.00               1,561             6.57                    24,224,257.64                    8.02
$ 16,000.01 to 17,000.00               1,772             7.46                    29,266,948.15                    9.68
$ 17,000.01 to 18,000.00               1,659             6.99                    29,024,314.31                    9.60
$ 18,000.01 to 19,000.00               1,313             5.53                    24,250,050.44                    8.02
$ 19,000.01 to 20,000.00               1,050             4.42                    20,464,127.16                    6.77
$ 20,000.01 to 21,000.00                 785             3.31                    16,068,319.27                    5.32
$ 21,000.01 to 22,000.00                 471             1.98                    10,106,660.37                    3.34
$ 22,000.01 to 23,000.00                 307             1.29                     6,891,134.12                    2.28
$ 23,000.01 to 24,000.00                 181             0.76                     4,251,840.31                    1.41
$ 24,000.01 to 25,000.00                 100             0.42                     2,446,872.37                    0.81
$ 25,000.01 to 26,000.00                  50             0.21                     1,275,905.39                    0.42
$ 26,000.01 to 27,000.00                  38             0.16                     1,006,981.83                    0.33
$ 27,000.01 to 28,000.00                  24             0.10                       657,768.18                    0.22
$ 28,000.01 to 29,000.00                  12             0.05                       339,372.69                    0.11
$ 29,000.01 to 30,000.00                   5             0.02                       147,732.21                    0.05
$ 30,000.01 to 31,000.00                   4             0.02                       120,888.14                    0.04
$ 31,000.01 to 32,000.00                   1             0.00                        31,202.46                    0.01
$ 32,000.01 to 33,000.00                   1             0.00                        32,961.12                    0.01
$ 33,000.01 to 34,000.00                   2             0.01                        66,738.84                    0.02
$ 34,000.01 to 35,000.00                   2             0.01                        68,338.02                    0.02
$ 35,000.01 to 36,000.00                   1             0.00                        35,383.07                    0.01
$ 40,000.01 to 41,000.00                   1             0.00                        40,372.27                    0.01
$ 41,000.01 to 43,665.67                   1             0.00                        43,665.67                    0.01
                                      ------           ------                  ---------------                  ------

              TOTALS:                 23,748           100.00%                 $302,227,604.15                  100.00%
                                      ======           =======                 ===============                  =======

(1)      Percentages may not add to 100.00% because of rounding.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     JPMorgan Sales Representative immediately.

                                     TABLE 5

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


                                                     PERCENT OF
                                    NUMBER OF         NUMBER OF               TOTAL OUTSTANDING           PERCENT OF POOL
       STATE                        CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE              BALANCE(1)
       -----                        ---------        ------------             -----------------              ---------

      ALABAMA                            347              1.46%                  $4,598,089.59                  1.52%
       ALASKA                             77              0.32                      974,161.42                  0.32
      ARIZONA                            599              2.52                    8,531,400.56                  2.82
      ARKANSAS                           101              0.43                    1,267,901.30                  0.42
     CALIFORNIA                        2,844             11.98                   37,033,993.03                 12.25
      COLORADO                           581              2.45                    8,022,293.31                  2.65
    CONNECTICUT                          455              1.92                    5,487,213.44                  1.82
      DELAWARE                           118              0.50                    1,421,111.31                  0.47
DISTRICT OF COLUMBIA                       5              0.02                       39,768.25                  0.01
      FLORIDA                          1,603              6.75                   21,524,095.06                  7.12
      GEORGIA                            843              3.55                   11,960,216.89                  3.96
       HAWAII                            118              0.50                    1,460,133.12                  0.48
       IDAHO                             108              0.45                    1,232,740.53                  0.41
      ILLINOIS                           835              3.52                   10,233,027.93                  3.39
      INDIANA                            586              2.47                    7,405,721.66                  2.45
        IOWA                             235              0.99                    2,846,661.97                  0.94
       KANSAS                            146              0.61                    1,782,315.01                  0.59
      KENTUCKY                           296              1.25                    3,658,634.21                  1.21
     LOUISIANA                           275              1.16                    3,643,925.29                  1.21
       MAINE                              72              0.30                      858,484.55                  0.28
      MARYLAND                           603              2.54                    6,970,715.74                  2.31
   MASSACHUSETTS                         445              1.87                    5,020,369.13                  1.66
      MICHIGAN                           673              2.83                    8,969,971.65                  2.97
     MINNESOTA                           376              1.58                    4,758,700.85                  1.57
    MISSISSIPPI                           83              0.35                    1,112,906.22                  0.37
      MISSOURI                           335              1.41                    4,156,517.66                  1.38
      MONTANA                             95              0.40                    1,145,344.71                  0.38
      NEBRASKA                            62              0.26                      645,321.75                  0.21
       NEVADA                            272              1.15                    3,710,047.81                  1.23
   NEW HAMPSHIRE                         185              0.78                    2,156,229.31                  0.71
     NEW JERSEY                          894              3.76                   10,258,303.26                  3.39
     NEW MEXICO                          272              1.15                    3,550,165.81                  1.17
      NEW YORK                           889              3.74                   10,148,119.53                  3.36
   NORTH CAROLINA                        752              3.17                    9,449,753.94                  3.13
    NORTH DAKOTA                          21              0.09                      237,597.35                  0.08
        OHIO                           1,068              4.50                   12,762,629.55                  4.22
      OKLAHOMA                           217              0.91                    2,717,825.59                  0.90
       OREGON                            363              1.53                    4,358,280.16                  1.44
    PENNSYLVANIA                       1,339              5.64                   15,017,691.95                  4.97

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                   JPMorgan Sales Representative immediately.

                                     TABLE 5

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                                   (CONTINUED)

                                                     PERCENT OF
                                    NUMBER OF         NUMBER OF               TOTAL OUTSTANDING           PERCENT OF POOL
       STATE                        CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE              BALANCE(1)
       -----                        ---------        ------------             -----------------              ---------

   RHODE ISLAND                          53                 0.22                      633,270.29               0.21
  SOUTH CAROLINA                        284                 1.20                    3,701,226.15               1.22
   SOUTH DAKOTA                          62                 0.26                      702,566.70               0.23
    TENNESSEE                           521                 2.19                    6,928,061.21               2.29
      TEXAS                           1,741                 7.33                   24,335,949.35               8.05
       UTAH                              83                 0.35                    1,084,000.67               0.36
     VERMONT                             25                 0.11                      240,569.93               0.08
     VIRGINIA                           580                 2.44                    7,513,294.72               2.49
    WASHINGTON                          700                 2.95                    9,796,189.25               3.24
  WEST VIRGINIA                         139                 0.59                    1,704,873.86               0.56
    WISCONSIN                           275                 1.16                    3,281,755.05               1.09
     WYOMING                             53                 0.22                      574,950.60               0.19
    OTHER (2)                            44                 0.19                      602,515.97               0.20
                                     ------               ------                 ---------------              ------

            TOTALS:                  23,748               100.00%                $302,227,604.15              100.00%
                                     ======               ======                 ===============              ======

(1)      Percentages may not add to 100.00% because of rounding.

(2)      Includes U.S. Territories and military bases.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                   JPMorgan Sales Representative immediately.

DELINQUENCY, LOAN LOSS AND REPOSSESSION INFORMATION

         The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

                                                                     DELINQUENCY EXPERIENCE(1)/
                                                                       (DOLLARS IN THOUSANDS)
                                                                            AT DECEMBER 31,
                           ---------------------------------------------------------------------------------------------
                                   2000                    1999                   1998                    1997
                                   ----                    ----                   ----                    ----

                            Number                  Number                  Number                 Number
                              of                      of                      of                     of
                           Contracts    Amount    Contracts     Amount    Contracts    Amount    Contracts     Amount
                           ---------    ------    ---------     ------    ---------    ------    ---------     ------
Portfolio..................  117,884  $1,185,300.1    91,556  $914,545.5      67,137  $651,248.7     45,258  $434,890.7
Period of Delinquency(2)/
          30-59 Days.......    4,334     $42,325.0     2,868   $28,307.9       1,970   $17,768.1      1,264    11,454.6
          60-89 Days.......    1,395      13,517.4       983     9,424.3         745     6,153.9        559     5,112.1
          90 Days or more..      518       5,255.6       371     3,569.9         304     2,591.0        269     2,196.5
                               -----     ---------     -----   ---------       -----   ---------      -----   ---------
Total Delinquencies........    6,247     $61,098.0     4,222   $41,302.1       3,019   $26,513.0      2,092   $18,763.2
                               =====     =========     =====   =========       =====   =========      =====   =========
Total Delinquencies as a
Percent of Total Portfolio     5.30%         5.15%     4.61%       4.52%       4.50%      4.07%       4.62%       4.31%



                         DELINQUENCY EXPERIENCE(1)/
                           (DOLLARS IN THOUSANDS)
                                AT DECEMBER 31,
                         --------------------------
                                    1996
                                    ----

                             Number
                               of
                            Contracts   Amount
                            ---------   ------
Portfolio..................    32,574  $303,682.4
Period of Delinquency(2)/
          30-59 Days.......       904    $8,002.9
          60-89 Days.......       374     3,170.7
          90 Days or more..       213     1,880.6
                                -----   ---------
Total Delinquencies........     1,491   $13,054.2
                                =====   =========
Total Delinquencies as a
Percent of Total Portfolio      4.58%      4.30%

                                                                AT JUNE 30,
                                         -----------------------------------------------------------
                                                    2001                          2000
                                                    ----                          ----
                                            Number                        Number
                                              of                            of
                                          Contracts       Amount         Contracts       Amount
                                          ---------       ------         ---------       ------

         Portfolio......................   140,823    $1,454,785.0        107,640     $1,085,183.0
         Period of Delinquency(2)/
             30-59 Days.................     4,205       $40,871.9          2,622        $25,903.6
             60-89 Days.................     1,204        11,726.7            606          5,932.9
             90 Days or more............       375         3,588.7            205          1,943.5
                                             -----       ---------          -----        ---------
         Total Delinquencies............     5,784       $56,187.3          3,433        $33,780.0
                                             =====       =========          =====        =========
         Total Delinquencies as a
         Percent of Total Portfolio...        4.11%           3.86%          3.19%            3.11%

                  ------------------
                  (1) Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

                  (2) The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                   JPMorgan Sales Representative immediately.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                  Year Ended
                                                                                 December 31,
                                                  ----------------------------------------------------------------------------
                                                       2000           1999          1998           1997            1996
                                                       ----           ----          ----           ----            ----
          Principal Balance of All Contracts
              Serviced(1)/....................     $1,190,184.2     $918,481.6     $653,836.0    $436,771.0        $304,730.9
          Contract Liquidations(2)/...........        1.75%              1.59%          1.54%         1.42%             0.74%
          Net Losses:
              Dollars(3)/.....................       $8,707.8         $5,875.0       $5,245.3      $3,781.1          $1,639.5
              Percentage(4)/..................        0.73%              0.64%          0.80%         0.87%             0.54%

                                                                        Six Months Ended
                                                                            June 30,
                                                 ---------------------------------------------------------------
                                                             2001                            2000
                                                             ----                            ----
         Principal Balance of All Contracts
             Serviced(1)/.....................          $1,458,625.8                     $1,087,840.1
         Contract Liquidations(2)/............                 2.11%                            1.96%
         Net Losses:
             Dollars(3)/......................              $6,435.3                         $4,284.2
             Percentage(4)/...................                 0.88%                            0.79%

         ------------------

         (1)      As of period end. Includes contracts already in repossession.

         (2) As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

         (3) The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

         (4) As a percentage of the principal amount of contracts being serviced as of period end, calculated on an annualized basis.

THE DATA PRESENTED IN THE FOREGOING TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND THERE IS NO ASSURANCE THAT THE DELINQUENCY, LOAN LOSS OR REPOSSESSION EXPERIENCE OF THE CONTRACTS WILL BE SIMILAR TO THAT SET FORTH ABOVE.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                   JPMorgan Sales Representative immediately.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                   JPMorgan Sales Representative immediately.

                     HARLEY-DAVIDSON MOTORCYCLE TRUST 2001-2
                             COMPUTATIONAL MATERIALS

         The information contained in the attached materials is referred to as the "INFORMATION".

         The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("HARLEY CREDIT") and relates to Harley-Davidson Motorcycle Trust 2001-2. Neither Banc One Capital Markets, Inc. ("BOCM") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("OFFERING DOCUMENTS") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the BOCM Syndicate Desk at (312) 732-7885.

                     Harley-Davidson Motorcycle Trust 2001-2
                Harley-Davidson Credit Corp., Seller and Servicer
             Harley-Davidson Customer Funding Corp., Trust Depositor

                               Subject to Revision

                        Term Sheet dated August 13, 2001

Trust.............................     Harley-Davidson Motorcycle Trust 2001-2
                                               (the "TRUST").

Trust Depositor...................     Harley-Davidson  Customer  Funding
                                               Corp., a wholly owned,
                                               limited-purpose subsidiary of
                                               Harley-Davidson Credit Corp. (the
                                               "TRUST DEPOSITOR").

Seller and Servicer or
  Seller/Servicer.................     Harley-Davidson  Credit  Corp.  ("HARLEY
                                               CREDIT" or the "SELLER" or, in
                                               its capacity as Servicer, the
                                               "SERVICER"), a 100% owned
                                               subsidiary of Harley-Davidson
                                               Financial Services, Inc.

Owner Trustee.....................     Wilmington Trust Company, a Delaware
                                               banking corporation (in such
                                               capacity, the "OWNER TRUSTEE").

Indenture Trustee.................     Bank One,  National  Association,  a
                                               national banking association (in
                                               such capacity, the "INDENTURE
                                               TRUSTEE"). The Indenture Trustee
                                               will also act as Paying Agent
                                               under the Indenture and the Trust
                                               Agreement.

Closing Date......................     On or about August 21, 2001.

Terms of the Notes................     The principal terms of the notes will be
                                               as described below:

                                                            AGGREGATE PRINCIPAL
                                              CLASS                  AMOUNT            INTEREST RATES
                                       Class A-1 notes             $242,000,000            _____%
                                       Class A-2 notes             $138,000,000            _____%
                                       Class B notes                $20,000,000            _____%


                                       The notes represent indebtedness of the
                                       trust secured by the assets of the trust.

                                       Each class of notes will be issued in
                                       minimum denominations of $1,000 and will be available in book-entry form only.

         Payment Dates............     The trust will pay  interest  and
                                               principal on the notes on the
                                               15th day of each month or if that
                                               day is not a business day, the
                                               next business day. The first
                                               payment date is September 17,
                                               2001.

         Record Dates.............     The day immediately preceding the payment
                                               date.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

         Interest.................     INTEREST PERIODS:

                                       Interest on the notes will accrue in the following manner:

                                                                                             DAY COUNT
                                        FROM (INCLUDING)          TO (EXCLUDING)            CONVENTION

                                         15th day of prior   15th day of current month         30/360
                                              month

                                       The first interest period will begin on
                                               and include the closing date and
                                               end on and include September 14,
                                               2001.

                                       PAYMENT OF INTEREST:

                                       On each payment date the trust will pay
                                               interest on the notes which will
                                               be made from available
                                               collections and other amounts.

                                       Interest payments on the Class A-1 notes
                                               and Class A-2 notes will have the
                                               same priority. Interest payments
                                               on the Class B notes will be
                                               subordinated to interest payments
                                               on the Class A notes. The trust
                                               will make interest payments on
                                               the Class B notes after paying
                                               interest on the Class A-1 notes
                                               and Class A-2 notes.

         Principal................     On each payment  date,  the trust will
                                               pay principal on the notes which
                                               will be made from available
                                               collections and other amounts.

                                       Principal payments on the Class A notes
                                               will be senior in priority to
                                               principal payments on the Class B
                                               notes. Principal payments on each
                                               payment date will generally be
                                               allocated 95.00% to the Class A
                                               notes and 5.00% to the Class B
                                               notes. However, any shortfall in
                                               the amount of funds available for
                                               principal payments on any payment
                                               date will reduce the principal
                                               payment on the Class B notes (up
                                               to the full amount of the
                                               payment) before the principal
                                               payment on the Class A notes will
                                               be reduced. Principal payments on
                                               the Class A notes will be paid
                                               sequentially, so that no
                                               principal will be paid on the
                                               Class A-2 notes until the Class
                                               A-1 notes have been paid in full.

         Final Scheduled
         Payment Dates............     The final scheduled payment dates of the
                                               notes are as follows:


                                                CLASS             FINAL SCHEDULED PAYMENT DATE
                                       Class A-1 notes               April 2006 Payment Date
                                       Class A-2 notes               June 2009 Payment Date
                                       Class B notes                 June 2009 Payment Date


                                       If the notes have not already been paid
                                               in full prior to their respective
                                               final scheduled payment dates, we
                                               will be obligated to pay the
                                               outstanding principal amount of
                                               the notes in full on such dates.
                                               Certain circumstances could cause
                                               principal to be paid earlier or
                                               later, or in reduced amounts.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

         Optional Redemption......     The seller  may cause  the  depositor  to
                                               redeem the notes in full if the
                                               aggregate outstanding principal
                                               balance of the contracts owned by
                                               the trust declines to less than
                                               10% of the sum of:

                                               -     the aggregate outstanding
                                                     principal balance of the
                                                     contracts owned by the
                                                     trust as of the closing
                                                     date; and

                                               -     the initial amount on
                                                     deposit in the pre-funding
                                                     account.

                                       The redemption price will be equal to the
                                               unpaid principal amount of the
                                               notes plus accrued interest
                                               thereon.

         Mandatory Special
         Redemption ..............     The notes will be prepaid in part,
                                               without premium, on the payment
                                               date on or immediately following
                                               the last day of the funding
                                               period in the event that any
                                               amount remains on deposit in the
                                               pre-funding account. The
                                               aggregate principal amount of
                                               notes to be prepaid will be an
                                               amount equal to the amount then
                                               on deposit in the pre-funding
                                               account allocated pro rata among
                                               the notes; PROVIDED that if the
                                               amount remaining on deposit in
                                               the pre-funding account is less
                                               than $150,000, such amount will
                                               be allocated solely to the Class
                                               A-1 noteholders.

         The Contracts and Other
         Assets of the Trust......     The  property  of the trust will be a
                                               pool of fixed-rate, simple
                                               interest conditional sales
                                               contracts relating to motorcycles
                                               manufactured by Harley-Davidson,
                                               Inc. and Buell Motorcycle
                                               Company, a wholly-owned
                                               subsidiary of Harley-Davidson,
                                               Inc. The contracts were
                                               originated by the seller
                                               indirectly through
                                               Harley-Davidson motorcycle
                                               dealers. Included in the trust's
                                               assets are security interests in
                                               the Harley-Davidson and Buell
                                               motorcycles securing the
                                               contracts and proceeds, if any,
                                               from certain insurance policies
                                               with respect to such motorcycles.

         The Contracts............     Our main source of funds for making
                                               payments on the notes will be
                                               collections on the contracts. The
                                               contracts transferred to the
                                               trust will be selected from
                                               contracts in the depositor's
                                               portfolio based on the criteria
                                               specified in the transfer and
                                               sale agreement. The contracts
                                               arise and will arise from loans
                                               to obligors located in the 50
                                               states of the United States, the
                                               District of Columbia, the U.S.
                                               Territories and military bases.

                                       On the closing date, pursuant to the sale
                                               and servicing agreement, the
                                               depositor will transfer, and the
                                               trust will acquire, initial
                                               contracts with the
                                               characteristics set forth below
                                               as of the close of business on
                                               August 7, 2001, the initial
                                               cutoff date.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

                                       Following the closing date, pursuant to
                                               the sale and servicing agreement,
                                               the depositor will be obligated,
                                               subject only to the availability
                                               thereof, to transfer, and the
                                               trust will be obligated to
                                               acquire, subject to the
                                               satisfaction of certain
                                               conditions set forth therein,
                                               subsequent contracts. Following
                                               the transfer of subsequent
                                               contracts to the trust, the
                                               aggregate characteristics of the
                                               entire pool of contracts may vary
                                               from those of the initial
                                               contracts as to the
                                               characteristics set forth below.

                                       The last scheduled payment on the initial
                                               contract with the latest maturity
                                               will occur in August 2008.

                                       No contract (including any subsequent
                                               contract sold to the trust after
                                               the closing date) will have a
                                               scheduled maturity later than
                                               November 2008. However, an
                                               obligor can generally prepay its
                                               contract at any time without
                                               penalty.


                      COMPOSITION OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


         Aggregate Principal Balance......................................    $302,227,604.15
         Number of Contracts..............................................             23,748
         Average Principal Balance........................................         $12,726.44
         Weighted Average Annual Percentage Rate..........................              12.68%
            (Range).......................................................     6.50% to 23.99%
         Weighted Average Original Term (in months).......................              74.81
            (Range).......................................................           12 to 84
         Weighted Average Calculated Remaining Term (in months)...........              72.57
            (Range).......................................................            3 to 84


                                                  GEOGRAPHIC CONCENTRATION
                                               (AS OF THE INITIAL CUTOFF DATE)

                                                STATE           PRINCIPAL BALANCE
                                                                  CONCENTRATION
                                               California             12.25%
                                               Texas                   8.05%
                                               Florida                 7.12%


                                 No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.

   Reserve Fund...................     On the closing date, the depositor will
                                               establish a trust account in the
                                               name of the indenture trustee
                                               which we refer to as the "RESERVE
                                               FUND." The reserve fund provides
                                               you with limited protection in
                                               the event collections from
                                               obligors on the contracts are
                                               insufficient to make payment on
                                               the notes. We cannot assure you,
                                               however, that this protection
                                               will be adequate to prevent
                                               shortfalls in amounts available
                                               to make payments on the notes.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

                                       The initial balance of the reserve fund
                                               will be $3,022,276.04 (1.00% of
                                               the initial aggregate principal
                                               balance of the contracts). The
                                               amount required to be on deposit
                                               in the reserve fund on each
                                               payment date will equal the
                                               greater of (a) 2.00% of the
                                               principal balance of the
                                               contracts in the trust as of the
                                               first day of the immediately
                                               preceding calendar month (6.00%
                                               in the event a trigger event
                                               occurs) or (b) 1.00% of the
                                               aggregate of the initial note
                                               balances. In no event shall the
                                               amount required to be on deposit
                                               in the reserve fund exceed the
                                               aggregate outstanding principal
                                               balance of the notes.

                                       If the amount on deposit in the reserve
                                               fund on any payment date is less
                                               than the required amount, the
                                               trust will use the funds
                                               available to it after payment of
                                               the servicing fee and the fee
                                               payable to the indenture trustee,
                                               reimbursement of servicer
                                               advances and payment of interest
                                               and principal on the notes to
                                               make a deposit into the reserve
                                               fund. Amounts on deposit in the
                                               reserve fund on any payment date
                                               in excess of the required amount
                                               will be paid to the depositor.

                                       If on any payment date the funds
                                               available to the trust to pay
                                               principal and interest on the
                                               notes are insufficient to make
                                               payments on the notes, the trust
                                               will use funds in the reserve
                                               fund to cover any shortfalls.

                                       If on the final scheduled payment date of
                                               any class of notes, the principal
                                               balance of that class has not
                                               been paid in full, the trust will
                                               use funds in the reserve fund to
                                               pay those notes in full.

Pre-Funding Account...............     On the closing date, the trust depositor
                                               will fund an account called the
                                               pre-funding account by depositing
                                               $97,772,395.85 which will secure
                                               our obligations to purchase
                                               subsequent contracts from the
                                               seller and transfer those
                                               contracts to the trust. The
                                               amount in the pre-funding account
                                               will be reduced by the amount
                                               used to purchase subsequent
                                               contracts from the seller. The
                                               trust depositor expects that the
                                               pre-funded amount will be reduced
                                               to less than $150,000 by the
                                               payment date occurring in
                                               November 2001. Any pre-funded
                                               amount remaining at the end of
                                               this funding period will be paid
                                               to the noteholders as described
                                               above in "TERMS OF THE
                                               NOTES--MANDATORY SPECIAL
                                               REDEMPTION."

Interest Reserve Account .........    On the closing date, the trust depositor
                                               will fund an account called the
                                               interest reserve account which
                                               will provide additional funds to
                                               account for the fact that the
                                               monthly investment earnings on
                                               amounts in the pre-funding
                                               account (until such amounts have
                                               been used to purchase subsequent
                                               contracts) are expected to be
                                               less than the weighted average of
                                               the interest payments on the
                                               notes, as well as the amount
                                               necessary to pay trustees' fees.
                                               In addition to the initial
                                               deposit, all investment earnings
                                               with respect to the pre-funding
                                               account will be deposited into
                                               the interest reserve account.

                                       The interest reserve account is not
                                               designed to provide any
                                               protection against losses on the
                                               contracts in the trust. After the
                                               funding period, money remaining
                                               in the interest reserve account
                                               will be paid to the trust
                                               depositor.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

Ratings...........................     On the closing date, the notes must have
                                               received ratings from Standard &
                                               Poor's Ratings Services, a
                                               division of The McGraw-Hill
                                               Companies, and/or Moody's
                                               Investors Service, Inc. as set
                                               forth below:


                                                               STANDARD &
                                                                 POOR'S          MOODY'S

                                               Class A-1           AAA             Aaa
                                               Class A-2           AAA             Aaa
                                               Class B              A               A2

                                       A rating is not a recommendation to buy,
                                               sell or hold securities. There
                                               can be no assurance that the
                                               ratings will not be lowered or
                                               withdrawn at any time by either
                                               of the rating agencies.

Advances..........................     The servicer is obligated to advance each
                                               month an amount equal to accrued
                                               and unpaid interest on the
                                               contracts which was 30 days or
                                               greater delinquent with respect
                                               to the related due period, but
                                               only to the extent that the
                                               servicer believes that the amount
                                               of such advance will be
                                               recoverable from collections on
                                               the contracts. The servicer will
                                               be entitled to reimbursement of
                                               its outstanding advances on any
                                               payment date by means of a first
                                               priority withdrawal of certain
                                               funds then held in the collection
                                               account.

Mandatory Reacquisition by
the Depositor.....................     Under the sale and servicing agreement,
                                               we have agreed, in the event of a
                                               breach of certain representations
                                               and warranties made by us which
                                               materially and adversely affects
                                               the trust's interest in any
                                               contract and which has not been
                                               cured, to reacquire such contract
                                               within two business days prior to
                                               the first determination date
                                               after the servicer, the trustee,
                                               the indenture trustee or we
                                               become aware of such breach.

Servicing Fees....................     The servicer will be entitled to receive
                                               a monthly servicing fee equal to
                                               1/12th of 1% of the principal
                                               balance of the contracts as of
                                               the first day of the prior
                                               calendar month. The servicer will
                                               also be entitled to receive any
                                               extension fees or late payment
                                               penalty fees paid by obligors.
                                               The servicing fees will be paid
                                               to the servicer prior to any
                                               payments to the noteholders.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

Priority of Payments..............     PRIOR TO ACCELERATION OF THE NOTES
                                       On each payment date prior to the
                                              acceleration of the notes, the
                                              trust will apply collections on
                                              the contracts received during the
                                              prior calendar month, servicer
                                              advances and funds transferred
                                              from the reserve fund to make the
                                              following payments in the
                                              following order of priority:

                                               -     to the noteholders, the
                                               amount of any mandatory special
                                               redemption;

                                               -     reimbursement of servicer
                                               advances;

                                               -     servicing fee;

                                               -     indenture trustee's fee;

                                               -     interest on the Class A
                                               notes, pro rata;

                                               -     interest on the Class B
                                               notes;

                                               -     principal on the Class A
                                               notes and the Class B notes, in
                                               the priority set forth in
                                               "Principal" above;

                                               -     to the reserve fund, the
                                               amount, if any, needed to fund
                                               the reserve fund to the required
                                               amount;

                                               -     any remaining amounts to
                                               the depositor as
                                               certificateholder under the trust
                                               agreement.

                                       AFTER ACCELERATION OF THE NOTES:

                                       After an event of default due to a breach
                                               of a material covenant or
                                               agreement by the trust and
                                               acceleration of the notes, all
                                               distributions available to the
                                               noteholders will be made in the
                                               following priority:

                                               -     interest on the Class A
                                               notes;

                                               -     interest on the Class B
                                               notes;

                                               -     principal on the Class A
                                               notes, pro rata, until paid in
                                               full; and

                                               -     principal on the Class B
                                               notes, until paid in full.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

                                       After an event of default due to a
                                               payment default or certain
                                               insolvency events and
                                               acceleration of the notes, all
                                               distributions available to the
                                               noteholders will be made in the
                                               following priority:

                                               -     interest on the Class A
                                               notes;

                                               -     principal on the Class A
                                               notes, pro rata, until paid in
                                               full;

                                               -     interest on the Class B
                                               notes; and

                                               -     principal on the Class B
                                               notes, until paid in full.

Credit Enhancement................     The credit enhancement for the notes is
                                               as follows:

                                               Class A notes:  -  subordination
                                                                  of the Class
                                                                  B notes
                                                               -  reserve fund

                                               Class B notes:  -  reserve fund

Material Federal Income
Tax Consequences..................     Winston & Strawn, as federal tax counsel
                                               to the trust, has delivered its
                                               opinion that the notes will be
                                               characterized as debt for federal
                                               income tax purposes, and the
                                               trust will not be characterized
                                               as an association (or publicly
                                               traded partnership) taxable as a
                                               corporation. The purpose of
                                               obtaining the opinion of tax
                                               counsel is to provide investors
                                               with greater assurance regarding
                                               the character of the notes for
                                               federal income tax purposes and
                                               that the issuer of the notes will
                                               not be subject to federal income
                                               tax at the entity level. However,
                                               an opinion of tax counsel is not
                                               binding on the Internal Revenue
                                               Service and there is no assurance
                                               that the Internal Revenue Service
                                               will not disagree with the
                                               opinion of tax counsel. By
                                               purchasing a note, you will agree
                                               to treat your note as debt for
                                               federal, state and local income
                                               tax purposes. As a result,
                                               payments received by you will
                                               generally be treated as either
                                               interest or principal and you
                                               will not be considered an owner
                                               of an equity interest in the
                                               trust.

ERISA Considerations..............     The notes are generally eligible for
                                               purchase by employee benefit
                                               plans and individual retirement
                                               accounts and similar
                                               arrangements, and by persons
                                               investing on behalf of or with
                                               plan assets of such plans,
                                               accounts and arrangements,
                                               subject to certain considerations
                                               and exceptions.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

                                  THE CONTRACTS

         The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc. The contracts were originated by the seller indirectly through Harley-Davidson motorcycle dealers and acquired by the depositor in the ordinary course of the depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

         - the last scheduled payment of each initial contract is due no later than August 2008, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than November 2008;
         - the first scheduled payment date of contracts representing approximately 99.95% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than September 2001 and; the first scheduled payment date of remaining contracts representing approximately 0.05% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than February 2002;
         - approximately 72.03% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 27.97% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;
         - all initial contracts have a contractual rate of interest of at least 6.50% per annum and not more than 23.99% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 12.68% per annum (see Table 1 below);
         - the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;
         - the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 74.81 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 72.57 months (see Tables 2 and 3 below);
         - the average principal balance per initial contract as of the initial cutoff date was approximately $12,726.44 and the principal balances on the initial contracts as of the initial cutoff date ranged from $521.11 to $43,665.67 (see Table 4 below);
         - the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 12.25% in California, 8.05% in Texas and 7.12% in Florida (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

         Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts. Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by calculated remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your BOCM Sales Representative immediately.

                                     TABLE 1

                  DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                        PERCENT OF
                                    NUMBER OF            NUMBER OF             TOTAL OUTSTANDING              PERCENT OF
            RATE                    CONTRACTS          CONTRACTS(1)            PRINCIPAL BALANCE           POOL BALANCE(1)
            ----                    ---------          ------------            ------------------          --------------

6.500 to 7.000%                           8                 0.03%                    $52,081.77                    0.02%
7.001 to 8.000                          303                 1.28                   4,485,495.28                    1.48
8.001 to 9.000                          938                 3.95                  13,314,051.33                    4.41
9.001 to 10.000                       2,837                11.95                  39,968,988.40                   13.22
10.001 to 11.000                      3,065                12.91                  40,710,957.84                   13.47
11.001 to 12.000                      4,295                18.09                  54,848,077.30                   18.15
12.001 to 13.000                      3,331                14.03                  40,482,489.25                   13.39
13.001 to 14.000                      3,389                14.27                  41,975,354.08                   13.89
14.001 to 15.000                      2,066                 8.70                  24,630,309.86                    8.15
15.001 to 16.000                      1,114                 4.69                  13,464,176.07                    4.45
16.001 to 17.000                        612                 2.58                   7,302,188.50                    2.42
17.001 to 18.000                        634                 2.67                   7,598,049.07                    2.51
18.001 to 19.000                         87                 0.37                   1,182,429.73                    0.39
19.001 to 20.000                        386                 1.63                   4,534,846.71                    1.50
20.001 to 21.000                        233                 0.98                   2,643,560.44                    0.87
21.001 to 22.000                        441                 1.86                   4,960,301.79                    1.64
22.001 to 23.000                          7                 0.03                      56,245.47                    0.02
23.001 to 23.990                          2                 0.01                      18,001.26                    0.01
                                          -                 ----                      ---------                    ----

             TOTALS:                 23,748               100.00%               $302,227,604.15                  100.00%
                                     ======               =======              ===============                   =======

(1)      Percentages may not add to 100.00% because of rounding.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

                                     TABLE 2

                    DISTRIBUTION BY CALCULATED REMAINING TERM
                            OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


         CALCULATED                                  PERCENT OF
         REMAINING                  NUMBER OF         NUMBER OF               TOTAL OUTSTANDING              PERCENT OF
       TERM (MONTHS)                CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE            POOL BALANCE(1)
       -------------                ---------        ------------             -----------------           ----------------

           3 to 12                        338               1.42%                  $721,777.80                  0.24%
          13 to 24                      1,090               4.59                  5,272,441.61                  1.74
          25 to 36                        503               2.12                  3,739,140.95                  1.24
          37 to 48                        879               3.70                  8,274,880.20                  2.74
          49 to 60                      2,521              10.62                 27,139,367.45                  8.98
          61 to 72                     10,866              45.76                127,341,320.08                 42.13
          73 to 84                      7,551              31.80                129,738,676.06                 42.93
                                       ------             -------              ---------------                -------
               TOTALS:                 23,748             100.00%              $302,227,604.15                100.00%
                                       ======             =======              ===============                =======

  (1)     Percentages may not add to 100.00% because of rounding.


                                     TABLE 3

                       DISTRIBUTION BY CALCULATED ORIGINAL
                    TERM TO MATURITY OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                     PERCENT OF
         ORIGINAL                   NUMBER OF         NUMBER OF               TOTAL OUTSTANDING              PERCENT OF
       TERM (MONTHS)                CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE            POOL BALANCE(1)
       -------------                ---------        ------------             -----------------           ----------------

           1 to 12                       15               0.06%                       $76,542.50                  0.03%
          13 to 24                      207               0.87                      1,164,110.39                  0.39
          25 to 36                      478               2.01                      3,651,851.50                  1.21
          37 to 48                      843               3.55                      8,052,783.13                  2.66
          49 to 60                    2,774              11.68                     27,322,648.10                  9.04
          61 to 72                   11,809              49.73                    131,639,217.10                 43.56
          73 to 84                    7,622              32.10                    130,320,451.43                 43.12
                                     ------             -------                 ----------------              ----------

               TOTALS:               23,748             100.00%                  $302,227,604.15                100.00%
                                     ======             =======                 -===============              ==========

(1)      Percentages may not add to 100.00% because of rounding.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

                                     TABLE 4

            DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                        PERCENT OF
                                    NUMBER OF            NUMBER OF               TOTAL OUTSTANDING        PERCENT OF POOL
  CURRENT BALANCE                   CONTRACTS           CONTRACTS(1)             PRINCIPAL BALANCE            BALANCE(1)
  ---------------                   ---------           ------------             -----------------            ---------


$   521.11 to 1,000.00                    43             0.18%                      $33,011.45                    0.01%
$ 1,000.01 to 2,000.00                   211             0.89                       334,522.13                    0.11
$ 2,000.01 to 3,000.00                   374             1.57                       946,821.12                    0.31
$ 3,000.01 to 4,000.00                   549             2.31                     1,953,302.95                    0.65
$ 4,000.01 to 5,000.00                   886             3.73                     3,982,001.76                    1.32
$ 5,000.01 to 6,000.00                   897             3.78                     4,967,815.34                    1.64
$ 6,000.01 to 7,000.00                 1,191             5.02                     7,755,928.56                    2.57
$ 7,000.01 to 8,000.00                 1,401             5.90                    10,524,931.32                    3.48
$ 8,000.01 to 9,000.00                 1,378             5.80                    11,730,259.62                    3.88
$ 9,000.01 to 10,000.00                1,651             6.95                    15,693,528.76                    5.19
$ 10,000.01 to 11,000.00               1,201             5.06                    12,602,758.27                    4.17
$ 11,000.01 to 12,000.00               1,040             4.38                    11,964,514.01                    3.96
$ 12,000.01 to 13,000.00               1,022             4.30                    12,798,883.77                    4.23
$ 13,000.01 to 14,000.00               1,158             4.88                    15,665,228.06                    5.18
$ 14,000.01 to 15,000.00               1,405             5.92                    20,412,263.00                    6.75
$ 15,000.01 to 16,000.00               1,561             6.57                    24,224,257.64                    8.02
$ 16,000.01 to 17,000.00               1,772             7.46                    29,266,948.15                    9.68
$ 17,000.01 to 18,000.00               1,659             6.99                    29,024,314.31                    9.60
$ 18,000.01 to 19,000.00               1,313             5.53                    24,250,050.44                    8.02
$ 19,000.01 to 20,000.00               1,050             4.42                    20,464,127.16                    6.77
$ 20,000.01 to 21,000.00                 785             3.31                    16,068,319.27                    5.32
$ 21,000.01 to 22,000.00                 471             1.98                    10,106,660.37                    3.34
$ 22,000.01 to 23,000.00                 307             1.29                     6,891,134.12                    2.28
$ 23,000.01 to 24,000.00                 181             0.76                     4,251,840.31                    1.41
$ 24,000.01 to 25,000.00                 100             0.42                     2,446,872.37                    0.81
$ 25,000.01 to 26,000.00                  50             0.21                     1,275,905.39                    0.42
$ 26,000.01 to 27,000.00                  38             0.16                     1,006,981.83                    0.33
$ 27,000.01 to 28,000.00                  24             0.10                       657,768.18                    0.22
$ 28,000.01 to 29,000.00                  12             0.05                       339,372.69                    0.11
$ 29,000.01 to 30,000.00                   5             0.02                       147,732.21                    0.05
$ 30,000.01 to 31,000.00                   4             0.02                       120,888.14                    0.04
$ 31,000.01 to 32,000.00                   1             0.00                        31,202.46                    0.01
$ 32,000.01 to 33,000.00                   1             0.00                        32,961.12                    0.01
$ 33,000.01 to 34,000.00                   2             0.01                        66,738.84                    0.02
$ 34,000.01 to 35,000.00                   2             0.01                        68,338.02                    0.02
$ 35,000.01 to 36,000.00                   1             0.00                        35,383.07                    0.01
$ 40,000.01 to 41,000.00                   1             0.00                        40,372.27                    0.01
$ 41,000.01 to 43,665.67                   1             0.00                        43,665.67                    0.01
                                      ------           -------                 ---------------                  -------

              TOTALS:                 23,748           100.00%                 $302,227,604.15                  100.00%
                                      ======           =======                 ===============                  =======

(1)      Percentages may not add to 100.00% because of rounding.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

                                     TABLE 5

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


                                                     PERCENT OF
                                    NUMBER OF         NUMBER OF               TOTAL OUTSTANDING           PERCENT OF POOL
       STATE                        CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE              BALANCE(1)
       -----                        ---------        ------------             -----------------              ---------

      ALABAMA                            347                 1.46%                  $4,598,089.59               1.52%
       ALASKA                             77                 0.32                      974,161.42               0.32
      ARIZONA                            599                 2.52                    8,531,400.56               2.82
      ARKANSAS                           101                 0.43                    1,267,901.30               0.42
     CALIFORNIA                        2,844                11.98                   37,033,993.03              12.25
      COLORADO                           581                 2.45                    8,022,293.31               2.65
    CONNECTICUT                          455                 1.92                    5,487,213.44               1.82
      DELAWARE                           118                 0.50                    1,421,111.31               0.47
DISTRICT OF COLUMBIA                       5                 0.02                       39,768.25               0.01
      FLORIDA                          1,603                 6.75                   21,524,095.06               7.12
      GEORGIA                            843                 3.55                   11,960,216.89               3.96
       HAWAII                            118                 0.50                    1,460,133.12               0.48
       IDAHO                             108                 0.45                    1,232,740.53               0.41
      ILLINOIS                           835                 3.52                   10,233,027.93               3.39
      INDIANA                            586                 2.47                    7,405,721.66               2.45
        IOWA                             235                 0.99                    2,846,661.97               0.94
       KANSAS                            146                 0.61                    1,782,315.01               0.59
      KENTUCKY                           296                 1.25                    3,658,634.21               1.21
     LOUISIANA                           275                 1.16                    3,643,925.29               1.21
       MAINE                              72                 0.30                      858,484.55               0.28
      MARYLAND                           603                 2.54                    6,970,715.74               2.31
   MASSACHUSETTS                         445                 1.87                    5,020,369.13               1.66
      MICHIGAN                           673                 2.83                    8,969,971.65               2.97
     MINNESOTA                           376                 1.58                    4,758,700.85               1.57
    MISSISSIPPI                           83                 0.35                    1,112,906.22               0.37
      MISSOURI                           335                 1.41                    4,156,517.66               1.38
      MONTANA                             95                 0.40                    1,145,344.71               0.38
      NEBRASKA                            62                 0.26                      645,321.75               0.21
       NEVADA                            272                 1.15                    3,710,047.81               1.23
   NEW HAMPSHIRE                         185                 0.78                    2,156,229.31               0.71
     NEW JERSEY                          894                 3.76                   10,258,303.26               3.39
     NEW MEXICO                          272                 1.15                    3,550,165.81               1.17
      NEW YORK                           889                 3.74                   10,148,119.53               3.36
   NORTH CAROLINA                        752                 3.17                    9,449,753.94               3.13
    NORTH DAKOTA                          21                 0.09                      237,597.35               0.08
        OHIO                           1,068                 4.50                   12,762,629.55               4.22
      OKLAHOMA                           217                 0.91                    2,717,825.59               0.90
       OREGON                            363                 1.53                    4,358,280.16               1.44
    PENNSYLVANIA                       1,339                 5.64                   15,017,691.95               4.97

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

                                     TABLE 5

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                                   (CONTINUED)

                                                     PERCENT OF
                                    NUMBER OF         NUMBER OF               TOTAL OUTSTANDING           PERCENT OF POOL
       STATE                        CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE              BALANCE(1)
       -----                        ---------        ------------             -----------------              ---------

   RHODE ISLAND                          53                  0.22                     633,270.29                0.21
  SOUTH CAROLINA                        284                  1.20                   3,701,226.15                1.22
   SOUTH DAKOTA                          62                  0.26                     702,566.70                0.23
    TENNESSEE                           521                  2.19                   6,928,061.21                2.29
      TEXAS                           1,741                  7.33                  24,335,949.35                8.05
       UTAH                              83                  0.35                   1,084,000.67                0.36
     VERMONT                             25                  0.11                     240,569.93                0.08
     VIRGINIA                           580                  2.44                   7,513,294.72                2.49
    WASHINGTON                          700                  2.95                   9,796,189.25                3.24
  WEST VIRGINIA                         139                  0.59                   1,704,873.86                0.56
    WISCONSIN                           275                  1.16                   3,281,755.05                1.09
     WYOMING                             53                  0.22                     574,950.60                0.19
    OTHER (2)                            44                  0.19                     602,515.97                0.20
                                     ------                -------               ---------------              -------

            TOTALS:                  23,748                100.00%               $302,227,604.15              100.00%
                                     ======                =======               ===============              =======

(1)      Percentages may not add to 100.00% because of rounding.

(2)      Includes U.S. Territories and military bases.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

DELINQUENCY, LOAN LOSS AND REPOSSESSION INFORMATION

         The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

                                                                     DELINQUENCY EXPERIENCE(1)/
                                                                       (DOLLARS IN THOUSANDS)
                                                                            AT DECEMBER 31,
                           ---------------------------------------------------------------------------------------------
                                   2000                    1999                   1998                    1997
                                   ----                    ----                   ----                    ----

                            Number                  Number                  Number                 Number
                              of                      of                      of                     of
                           Contracts    Amount    Contracts     Amount    Contracts    Amount    Contracts     Amount
                           ---------    ------    ---------     ------    ---------    ------    ---------     ------
Portfolio..................  117,884  $1,185,300.1    91,556  $914,545.5      67,137  $651,248.7     45,258  $434,890.7
Period of Delinquency(2)/
          30-59 Days.......    4,334     $42,325.0     2,868   $28,307.9       1,970   $17,768.1      1,264    11,454.6
          60-89 Days.......    1,395      13,517.4       983     9,424.3         745     6,153.9        559     5,112.1
          90 Days or more..      518       5,255.6       371     3,569.9         304     2,591.0        269     2,196.5
                             -------  ------------    ------  ----------      ------  ----------     ------  ----------
Total Delinquencies........    6,247     $61,098.0     4,222   $41,302.1       3,019   $26,513.0      2,092   $18,763.2
                             =======  ============    ======  ==========      ======  ==========     ======  ==========
Total Delinquencies as a
Percent of Total Portfolio      5.30%         5.15%     4.61%       4.52%       4.50%       4.07%      4.62%       4.31%



                         DELINQUENCY EXPERIENCE(1)/
                           (DOLLARS IN THOUSANDS)
                                AT DECEMBER 31,
                         --------------------------
                                    1996
                                    ----

                             Number
                               of
                            Contracts   Amount
                            ---------   ------
Portfolio..................    32,574  $303,682.4
Period of Delinquency(2)/
          30-59 Days.......       904    $8,002.9
          60-89 Days.......       374     3,170.7
          90 Days or more..       213     1,880.6
                               ------   ---------
Total Delinquencies........     1,491   $13,054.2
                               ======   =========
Total Delinquencies as a
Percent of Total Portfolio       4.58%       4.30%

                                                                AT JUNE 30,
                                         -----------------------------------------------------------
                                                    2001                          2000
                                                    -----                         -----
                                            Number                        Number
                                              of                            of
                                          Contracts       Amount         Contracts       Amount
                                          ---------       ------         ---------       ------

         Portfolio......................   140,823    $1,454,785.0        107,640     $1,085,183.0
         Period of Delinquency(2)/
             30-59 Days.................     4,205       $40,871.9          2,622        $25,903.6
             60-89 Days.................     1,204        11,726.7            606          5,932.9
             90 Days or more............       375         3,588.7            205          1,943.5
                                           -------    ------------        -------     ------------
         Total Delinquencies............     5,784       $56,187.3          3,433        $33,780.0
                                           =======    ============        =======     ============
         Total Delinquencies as a
         Percent of Total Portfolio...        4.11%           3.86%          3.19%            3.11%

             ------------------
             (1) Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

             (2) The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                  Year Ended
                                                                                 December 31,
                                                  ----------------------------------------------------------------------------
                                                       2000            1999           1998          1997              1996
                                                       ----            ----           ----          ----              ----
          Principal Balance of All Contracts
              Serviced(1)/....................     $1,190,184.2     $918,481.6     $653,836.0    $436,771.0        $304,730.9
          Contract Liquidations(2)/...........        1.75%               1.59%          1.54%         1.42%             0.74%
          Net Losses:
              Dollars(3)/.....................       $8,707.8         $5,875.0       $5,245.3      $3,781.1          $1,639.5
              Percentage(4)/..................        0.73%               0.64%          0.80%         0.87%             0.54%

                                                                 Six Months Ended
                                                                     June 30,
                                                  --------------------------------------------------
                                                        2001                            2000
                                                        ----                            ----
         Principal Balance of All Contracts
             Serviced(1)/.....................     $1,458,625.8                     $1,087,840.1
         Contract Liquidations(2)/............             2.11%                            1.96%
         Net Losses:
             Dollars(3)/......................         $6,435.3                         $4,284.2
             Percentage(4)/...................             0.88%                            0.79%

         ------------------
         (1)      As of period end. Includes contracts already in repossession.
         (2) As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.
         (3) The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.
         (4) As a percentage of the principal amount of contracts being serviced as of period end, calculated on an annualized basis.

THE DATA PRESENTED IN THE FOREGOING TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND THERE IS NO ASSURANCE THAT THE DELINQUENCY, LOAN LOSS OR REPOSSESSION EXPERIENCE OF THE CONTRACTS WILL BE SIMILAR TO THAT SET FORTH ABOVE.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

   This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                     BOCM Sales Representative immediately.

                     HARLEY-DAVIDSON MOTORCYCLE TRUST 2001-2
                             COMPUTATIONAL MATERIALS

         The information contained in the attached materials is referred to as the "INFORMATION".

         The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. ("HARLEY CREDIT") and relates to Harley-Davidson Motorcycle Trust 2001-2. Neither Salomon Smith Barney Inc. ("SSB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.
The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("OFFERING DOCUMENTS") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the SSB Syndicate Desk at (212) 723-6171.

                     Harley-Davidson Motorcycle Trust 2001-2
                Harley-Davidson Credit Corp., Seller and Servicer
             Harley-Davidson Customer Funding Corp., Trust Depositor

                               Subject to Revision

                        Term Sheet dated August 13, 2001

Trust.............................     Harley-Davidson Motorcycle Trust 2001-2
                                               (the "TRUST").

Trust Depositor...................     Harley-Davidson  Customer  Funding
                                               Corp., a wholly owned,
                                               limited-purpose subsidiary of
                                               Harley-Davidson Credit Corp. (the
                                               "TRUST DEPOSITOR").

Seller and Servicer or
  Seller/Servicer.................     Harley-Davidson  Credit  Corp.  ("HARLEY
                                               CREDIT" or the "SELLER" or, in
                                               its capacity as Servicer, the
                                               "SERVICER"), a 100% owned
                                               subsidiary of Harley-Davidson
                                               Financial Services, Inc.

Owner Trustee.....................     Wilmington Trust Company, a Delaware
                                               banking corporation (in such
                                               capacity, the "OWNER TRUSTEE").

Indenture Trustee.................     Bank One,  National  Association,  a
                                               national banking association (in
                                               such capacity, the "INDENTURE
                                               TRUSTEE"). The Indenture Trustee
                                               will also act as Paying Agent
                                               under the Indenture and the Trust
                                               Agreement.

Closing Date......................     On or about August 21, 2001.

Terms of the Notes................     The principal terms of the notes will be
                                               as described below:

                                                            AGGREGATE PRINCIPAL
                                              CLASS                  AMOUNT            INTEREST RATES
                                       Class A-1 notes             $242,000,000            _____%
                                       Class A-2 notes             $138,000,000            _____%
                                       Class B notes                $20,000,000            _____%


                                       The notes represent indebtedness of the
                                       trust secured by the assets of the trust.

                                       Each class of notes will be issued in
                                       minimum denominations of $1,000 and will be available in book-entry form only.

         Payment Dates............     The trust will pay  interest  and
                                               principal on the notes on the
                                               15th day of each month or if that
                                               day is not a business day, the
                                               next business day. The first
                                               payment date is September 17,
                                               2001.

         Record Dates.............     The day immediately preceding the payment
                                               date.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

         Interest.................     INTEREST PERIODS:

                                       Interest on the notes will accrue in the following manner:

                                                                                             DAY COUNT
                                        FROM (INCLUDING)          TO (EXCLUDING)            CONVENTION
                                         15th day of prior   15th day of current month         30/360
                                             month

                                       The first interest period will begin on
                                               and include the closing date and
                                               end on and include September 14,
                                               2001.

                                       PAYMENT OF INTEREST:

                                       On each payment date the trust will pay
                                               interest on the notes which will
                                               be made from available
                                               collections and other amounts.

                                       Interest payments on the Class A-1 notes
                                               and Class A-2 notes will have the
                                               same priority. Interest payments
                                               on the Class B notes will be
                                               subordinated to interest payments
                                               on the Class A notes. The trust
                                               will make interest payments on
                                               the Class B notes after paying
                                               interest on the Class A-1 notes
                                               and Class A-2 notes.

         Principal...............      On each payment date, the trust will
                                               pay principal on the notes which
                                               will be made from available
                                               collections and other amounts.

                                       Principal payments on the Class A notes
                                               will be senior in priority to
                                               principal payments on the Class B
                                               notes. Principal payments on each
                                               payment date will generally be
                                               allocated 95.00% to the Class A
                                               notes and 5.00% to the Class B
                                               notes. However, any shortfall in
                                               the amount of funds available for
                                               principal payments on any payment
                                               date will reduce the principal
                                               payment on the Class B notes (up
                                               to the full amount of the
                                               payment) before the principal
                                               payment on the Class A notes will
                                               be reduced. Principal payments on
                                               the Class A notes will be paid
                                               sequentially, so that no
                                               principal will be paid on the
                                               Class A-2 notes until the Class
                                               A-1 notes have been paid in full.

         Final Scheduled
         Payment Dates............     The final scheduled payment dates of the
                                               notes are as follows:


                                                CLASS             FINAL SCHEDULED PAYMENT DATE
                                       Class A-1 notes               April 2006 Payment Date
                                       Class A-2 notes               June 2009 Payment Date
                                       Class B notes                 June 2009 Payment Date


                                       If the notes have not already been paid
                                               in full prior to their respective
                                               final scheduled payment dates, we
                                               will be obligated to pay the
                                               outstanding principal amount of
                                               the notes in full on such dates.
                                               Certain circumstances could cause
                                               principal to be paid earlier or
                                               later, or in reduced amounts.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

         Optional Redemption......     The seller  may cause  the  depositor  to
                                               redeem the notes in full if the
                                               aggregate outstanding principal
                                               balance of the contracts owned by
                                               the trust declines to less than
                                               10% of the sum of:

                                                 -   the aggregate outstanding
                                                     principal balance of the
                                                     contracts owned by the
                                                     trust as of the closing
                                                     date; and

                                                 -   the initial amount on
                                                     deposit in the pre-funding
                                                     account.

                                       The redemption price will be equal to the
                                               unpaid principal amount of the
                                               notes plus accrued interest
                                               thereon.

         Mandatory Special
         Redemption ..............     The notes will be prepaid in part,
                                               without premium, on the payment
                                               date on or immediately following
                                               the last day of the funding
                                               period in the event that any
                                               amount remains on deposit in the
                                               pre-funding account. The
                                               aggregate principal amount of
                                               notes to be prepaid will be an
                                               amount equal to the amount then
                                               on deposit in the pre-funding
                                               account allocated pro rata among
                                               the notes; PROVIDED that if the
                                               amount remaining on deposit in
                                               the pre-funding account is less
                                               than $150,000, such amount will
                                               be allocated solely to the Class
                                               A-1 noteholders.

         The Contracts and Other
         Assets of the Trust......     The  property  of the trust will be a
                                               pool of fixed-rate, simple
                                               interest conditional sales
                                               contracts relating to motorcycles
                                               manufactured by Harley-Davidson,
                                               Inc. and Buell Motorcycle
                                               Company, a wholly-owned
                                               subsidiary of Harley-Davidson,
                                               Inc. The contracts were
                                               originated by the seller
                                               indirectly through
                                               Harley-Davidson motorcycle
                                               dealers. Included in the trust's
                                               assets are security interests in
                                               the Harley-Davidson and Buell
                                               motorcycles securing the
                                               contracts and proceeds, if any,
                                               from certain insurance policies
                                               with respect to such motorcycles.

         The Contracts............     Our main source of funds for making
                                               payments on the notes will be
                                               collections on the contracts. The
                                               contracts transferred to the
                                               trust will be selected from
                                               contracts in the depositor's
                                               portfolio based on the criteria
                                               specified in the transfer and
                                               sale agreement. The contracts
                                               arise and will arise from loans
                                               to obligors located in the 50
                                               states of the United States, the
                                               District of Columbia, the U.S.
                                               Territories and military bases.

                                       On the closing date, pursuant to the sale
                                               and servicing agreement, the
                                               depositor will transfer, and the
                                               trust will acquire, initial
                                               contracts with the
                                               characteristics set forth below
                                               as of the close of business on
                                               August 7, 2001, the initial
                                               cutoff date.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                       Following the closing date, pursuant to
                                               the sale and servicing agreement,
                                               the depositor will be obligated,
                                               subject only to the availability
                                               thereof, to transfer, and the
                                               trust will be obligated to
                                               acquire, subject to the
                                               satisfaction of certain
                                               conditions set forth therein,
                                               subsequent contracts. Following
                                               the transfer of subsequent
                                               contracts to the trust, the
                                               aggregate characteristics of the
                                               entire pool of contracts may vary
                                               from those of the initial
                                               contracts as to the
                                               characteristics set forth below.

                                       The last scheduled payment on the initial
                                               contract with the latest maturity
                                               will occur in August 2008.

                                       No contract (including any subsequent
                                               contract sold to the trust after
                                               the closing date) will have a
                                               scheduled maturity later than
                                               November 2008. However, an
                                               obligor can generally prepay its
                                               contract at any time without
                                               penalty.


                      COMPOSITION OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


         Aggregate Principal Balance......................................    $302,227,604.15
         Number of Contracts..............................................             23,748
         Average Principal Balance........................................         $12,726.44
         Weighted Average Annual Percentage Rate..........................             12.68%
            (Range).......................................................    6.50% to 23.99%
         Weighted Average Original Term (in months).......................              74.81
            (Range).......................................................           12 to 84
         Weighted Average Calculated Remaining Term (in months)...........              72.57
            (Range).......................................................            3 to 84


                                                  GEOGRAPHIC CONCENTRATION
                                               (AS OF THE INITIAL CUTOFF DATE)

                                                STATE           PRINCIPAL BALANCE
                                                                  CONCENTRATION
                                               California             12.25%
                                               Texas                   8.05%
                                               Florida                 7.12%


                                 No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.

Reserve Fund......................     On the closing date, the depositor will
                                               establish a trust account in the
                                               name of the indenture trustee
                                               which we refer to as the "RESERVE
                                               FUND." The reserve fund provides
                                               you with limited protection in
                                               the event collections from
                                               obligors on the contracts are
                                               insufficient to make payment on
                                               the notes. We cannot assure you,
                                               however, that this protection
                                               will be adequate to prevent
                                               shortfalls in amounts available
                                               to make payments on the notes.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                       The initial balance of the reserve fund
                                               will be $3,022,276.04 (1.00% of
                                               the initial aggregate principal
                                               balance of the contracts). The
                                               amount required to be on deposit
                                               in the reserve fund on each
                                               payment date will equal the
                                               greater of (a) 2.00% of the
                                               principal balance of the
                                               contracts in the trust as of the
                                               first day of the immediately
                                               preceding calendar month (6.00%
                                               in the event a trigger event
                                               occurs) or (b) 1.00% of the
                                               aggregate of the initial note
                                               balances. In no event shall the
                                               amount required to be on deposit
                                               in the reserve fund exceed the
                                               aggregate outstanding principal
                                               balance of the notes.

                                       If the amount on deposit in the reserve
                                               fund on any payment date is less
                                               than the required amount, the
                                               trust will use the funds
                                               available to it after payment of
                                               the servicing fee and the fee
                                               payable to the indenture trustee,
                                               reimbursement of servicer
                                               advances and payment of interest
                                               and principal on the notes to
                                               make a deposit into the reserve
                                               fund. Amounts on deposit in the
                                               reserve fund on any payment date
                                               in excess of the required amount
                                               will be paid to the depositor.

                                       If on any payment date the funds
                                               available to the trust to pay
                                               principal and interest on the
                                               notes are insufficient to make
                                               payments on the notes, the trust
                                               will use funds in the reserve
                                               fund to cover any shortfalls.

                                       If on the final scheduled payment date of
                                               any class of notes, the principal
                                               balance of that class has not
                                               been paid in full, the trust will
                                               use funds in the reserve fund to
                                               pay those notes in full.

Pre-Funding Account...............     On the closing date, the trust depositor
                                               will fund an account called the
                                               pre-funding account by depositing
                                               $97,772,395.85 which will secure
                                               our obligations to purchase
                                               subsequent contracts from the
                                               seller and transfer those
                                               contracts to the trust. The
                                               amount in the pre-funding account
                                               will be reduced by the amount
                                               used to purchase subsequent
                                               contracts from the seller. The
                                               trust depositor expects that the
                                               pre-funded amount will be reduced
                                               to less than $150,000 by the
                                               payment date occurring in
                                               November 2001. Any pre-funded
                                               amount remaining at the end of
                                               this funding period will be paid
                                               to the noteholders as described
                                               above in "TERMS OF THE
                                               NOTES--MANDATORY SPECIAL
                                               REDEMPTION."

Interest Reserve Account..........     On the closing date, the trust depositor
                                               will fund an account called the
                                               interest reserve account which
                                               will provide additional funds to
                                               account for the fact that the
                                               monthly investment earnings on
                                               amounts in the pre-funding
                                               account (until such amounts have
                                               been used to purchase subsequent
                                               contracts) are expected to be
                                               less than the weighted average of
                                               the interest payments on the
                                               notes, as well as the amount
                                               necessary to pay trustees' fees.
                                               In addition to the initial
                                               deposit, all investment earnings
                                               with respect to the pre-funding
                                               account will be deposited into
                                               the interest reserve account.

                                       The interest reserve account is not
                                               designed to provide any
                                               protection against losses on the
                                               contracts in the trust. After the
                                               funding period, money remaining
                                               in the interest reserve account
                                               will be paid to the trust
                                               depositor.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

Ratings...........................     On the closing date, the notes must have
                                               received ratings from Standard &
                                               Poor's Ratings Services, a
                                               division of The McGraw-Hill
                                               Companies, and/or Moody's
                                               Investors Service, Inc. as set
                                               forth below:


                                                               STANDARD &
                                                                 POOR'S          MOODY'S

                                               Class A-1           AAA             Aaa
                                               Class A-2           AAA             Aaa
                                               Class B              A               A2

                                       A rating is not a recommendation to buy,
                                               sell or hold securities. There
                                               can be no assurance that the
                                               ratings will not be lowered or
                                               withdrawn at any time by either
                                               of the rating agencies.

Advances..........................     The servicer is obligated to advance each
                                               month an amount equal to accrued
                                               and unpaid interest on the
                                               contracts which was 30 days or
                                               greater delinquent with respect
                                               to the related due period, but
                                               only to the extent that the
                                               servicer believes that the amount
                                               of such advance will be
                                               recoverable from collections on
                                               the contracts. The servicer will
                                               be entitled to reimbursement of
                                               its outstanding advances on any
                                               payment date by means of a first
                                               priority withdrawal of certain
                                               funds then held in the collection
                                               account.

Mandatory Reacquisition by
the Depositor.....................     Under the sale and servicing agreement,
                                               we have agreed, in the event of a
                                               breach of certain representations
                                               and warranties made by us which
                                               materially and adversely affects
                                               the trust's interest in any
                                               contract and which has not been
                                               cured, to reacquire such contract
                                               within two business days prior to
                                               the first determination date
                                               after the servicer, the trustee,
                                               the indenture trustee or we
                                               become aware of such breach.

Servicing Fees....................     The servicer will be entitled to receive
                                               a monthly servicing fee equal to
                                               1/12th of 1% of the principal
                                               balance of the contracts as of
                                               the first day of the prior
                                               calendar month. The servicer will
                                               also be entitled to receive any
                                               extension fees or late payment
                                               penalty fees paid by obligors.
                                               The servicing fees will be paid
                                               to the servicer prior to any
                                               payments to the noteholders.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

Priority of Payments..............     PRIOR TO ACCELERATION OF THE NOTES
                                               On each payment date prior to the
                                               acceleration of the notes, the
                                               trust will apply collections on
                                               the contracts received during the
                                               prior calendar month, servicer
                                               advances and funds transferred
                                               from the reserve fund to make the
                                               following payments in the
                                               following order of priority:

                                               -     to the noteholders, the
                                                     amount of any mandatory
                                                     special redemption;

                                               -     reimbursement of servicer
                                                     advances;

                                               -     servicing fee;

                                               -     indenture trustee's fee;

                                               -     interest on the Class A
                                                     notes, pro rata;

                                               -     interest on the Class B
                                                     notes;

                                               -     principal on the Class A
                                                     notes and the Class B
                                                     notes, in the priority set
                                                     forth in "Principal" above;

                                               -     to the reserve fund, the
                                                     amount, if any, needed to
                                                     fund the reserve fund to
                                                     the required amount;

                                               -     any remaining amounts to
                                                     the depositor as
                                                     certificateholder under the
                                                     trust agreement.

                                       AFTER ACCELERATION OF THE NOTES:

                                       After an event of default due to a breach
                                               of a material covenant or
                                               agreement by the trust and
                                               acceleration of the notes, all
                                               distributions available to the
                                               noteholders will be made in the
                                               following priority:

                                               -     interest on the Class A
                                                     notes;

                                               -     interest on the Class B
                                                     notes;

                                               -     principal on the Class A
                                                     notes, pro rata, until paid
                                                     in full; and

                                               -     principal on the Class B
                                                     notes, until paid in full.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                       After an event of default due to a
                                               payment default or certain
                                               insolvency events and
                                               acceleration of the notes, all
                                               distributions available to the
                                               noteholders will be made in the
                                               following priority:

                                               -     interest on the Class A
                                                     notes;

                                               -     principal on the Class A
                                                     notes,

                                               pro rata, until paid in full;

                                               -     interest on the Class B
                                                     notes; and

                                               -     principal on the Class B
                                                     notes, until paid in full.

Credit Enhancement................     The credit enhancement for the notes is
                                               as follows:

                                               Class A notes:  -  subordination
                                                                  of the Class
                                                                  B notes
                                                               -  reserve fund

                                               Class B notes:  -  reserve fund

Material Federal Income
Tax Consequences..................     Winston & Strawn, as federal tax counsel
                                               to the trust, has delivered its
                                               opinion that the notes will be
                                               characterized as debt for federal
                                               income tax purposes, and the
                                               trust will not be characterized
                                               as an association (or publicly
                                               traded partnership) taxable as a
                                               corporation. The purpose of
                                               obtaining the opinion of tax
                                               counsel is to provide investors
                                               with greater assurance regarding
                                               the character of the notes for
                                               federal income tax purposes and
                                               that the issuer of the notes will
                                               not be subject to federal income
                                               tax at the entity level. However,
                                               an opinion of tax counsel is not
                                               binding on the Internal Revenue
                                               Service and there is no assurance
                                               that the Internal Revenue Service
                                               will not disagree with the
                                               opinion of tax counsel. By
                                               purchasing a note, you will agree
                                               to treat your note as debt for
                                               federal, state and local income
                                               tax purposes. As a result,
                                               payments received by you will
                                               generally be treated as either
                                               interest or principal and you
                                               will not be considered an owner
                                               of an equity interest in the
                                               trust.

ERISA Considerations..............     The notes are generally eligible for
                                               purchase by employee benefit
                                               plans and individual retirement
                                               accounts and similar
                                               arrangements, and by persons
                                               investing on behalf of or with
                                               plan assets of such plans,
                                               accounts and arrangements,
                                               subject to certain considerations
                                               and exceptions.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                  THE CONTRACTS

         The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc. The contracts were originated by the seller indirectly through Harley-Davidson motorcycle dealers and acquired by the depositor in the ordinary course of the depositor's business. Each contract has (or will have) a fixed annual percentage rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term. The contracts have or will have the following characteristics:

         - the last scheduled payment of each initial contract is due no later than August 2008, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than November 2008;
         - the first scheduled payment date of contracts representing approximately 99.95% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than September 2001 and; the first scheduled payment date of remaining contracts representing approximately 0.05% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than February 2002;
         - approximately 72.03% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 27.97% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;
         - all initial contracts have a contractual rate of interest of at least 6.50% per annum and not more than 23.99% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 12.68% per annum (see Table 1 below);
         - the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;
         - the initial contracts have a weighted average term to scheduled maturity, as of origination, of approximately 74.81 months, and a weighted average term to scheduled maturity as of the initial cutoff date of approximately 72.57 months (see Tables 2 and 3 below);
         - the average principal balance per initial contract as of the initial cutoff date was approximately $12,726.44 and the principal balances on the initial contracts as of the initial cutoff date ranged from $521.11 to $43,665.67 (see Table 4 below);
         - the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 12.25% in California, 8.05% in Texas and 7.12% in Florida (see Table 5 below). No other geographic location represented more than 5.00% by aggregate principal balance of the initial contracts.

         Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts. Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average annual percentage rate of the contracts, the distribution by calculated remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                     TABLE 1

                  DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                        PERCENT OF
                                    NUMBER OF            NUMBER OF             TOTAL OUTSTANDING              PERCENT OF
            RATE                    CONTRACTS          CONTRACTS(1)            PRINCIPAL BALANCE           POOL BALANCE(1)
            ----                    ---------          ------------            ------------------          --------------

6.500 to 7.000%                           8                 0.03%                    $52,081.77                    0.02%
7.001 to 8.000                          303                 1.28                   4,485,495.28                    1.48
8.001 to 9.000                          938                 3.95                  13,314,051.33                    4.41
9.001 to 10.000                       2,837                11.95                  39,968,988.40                   13.22
10.001 to 11.000                      3,065                12.91                  40,710,957.84                   13.47
11.001 to 12.000                      4,295                18.09                  54,848,077.30                   18.15
12.001 to 13.000                      3,331                14.03                  40,482,489.25                   13.39
13.001 to 14.000                      3,389                14.27                  41,975,354.08                   13.89
14.001 to 15.000                      2,066                 8.70                  24,630,309.86                    8.15
15.001 to 16.000                      1,114                 4.69                  13,464,176.07                    4.45
16.001 to 17.000                        612                 2.58                   7,302,188.50                    2.42
17.001 to 18.000                        634                 2.67                   7,598,049.07                    2.51
18.001 to 19.000                         87                 0.37                   1,182,429.73                    0.39
19.001 to 20.000                        386                 1.63                   4,534,846.71                    1.50
20.001 to 21.000                        233                 0.98                   2,643,560.44                    0.87
21.001 to 22.000                        441                 1.86                   4,960,301.79                    1.64
22.001 to 23.000                          7                 0.03                      56,245.47                    0.02
23.001 to 23.990                          2                 0.01                      18,001.26                    0.01
                                     ------               ------               ----------------                  ------
             TOTALS:                 23,748               100.00%               $302,227,604.15                  100.00%
                                     ======               =======              ===============                   =======

(1)      Percentages may not add to 100.00% because of rounding.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                     TABLE 2

                    DISTRIBUTION BY CALCULATED REMAINING TERM
                            OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


         CALCULATED                                  PERCENT OF
         REMAINING                  NUMBER OF         NUMBER OF               TOTAL OUTSTANDING              PERCENT OF
       TERM (MONTHS)                CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE            POOL BALANCE(1)
       -------------                ---------        ------------             -----------------           ----------------

           3 to 12                        338               1.42%                  $721,777.80                  0.24%
          13 to 24                      1,090               4.59                  5,272,441.61                  1.74
          25 to 36                        503               2.12                  3,739,140.95                  1.24
          37 to 48                        879               3.70                  8,274,880.20                  2.74
          49 to 60                      2,521              10.62                 27,139,367.45                  8.98
          61 to 72                     10,866              45.76                127,341,320.08                 42.13
          73 to 84                      7,551              31.80                129,738,676.06                 42.93
                                       ------             -------              ---------------                -------
               TOTALS:                 23,748             100.00%              $302,227,604.15                100.00%
                                       ======             =======              ===============                =======

  (1)     Percentages may not add to 100.00% because of rounding.


                                     TABLE 3

                       DISTRIBUTION BY CALCULATED ORIGINAL
                    TERM TO MATURITY OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                     PERCENT OF
         ORIGINAL                   NUMBER OF         NUMBER OF               TOTAL OUTSTANDING              PERCENT OF
       TERM (MONTHS)                CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE            POOL BALANCE(1)
       -------------                ---------        ------------             -----------------           ----------------

           1 to 12                       15              0.06%                     $76,542.50                   0.03%
          13 to 24                      207              0.87                    1,164,110.39                   0.39
          25 to 36                      478              2.01                    3,651,851.50                   1.21
          37 to 48                      843              3.55                    8,052,783.13                   2.66
          49 to 60                    2,774             11.68                   27,322,648.10                   9.04
          61 to 72                   11,809             49.73                  131,639,217.10                  43.56
          73 to 84                    7,622             32.10                  130,320,451.43                  43.12
                                     ------            -------               ----------------               ----------
               TOTALS:               23,748            100.00%                $302,227,604.15                 100.00%
                                     ======            =======               ================               ==========

(1)      Percentages may not add to 100.00% because of rounding.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                     TABLE 4

            DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

                                                        PERCENT OF
                                    NUMBER OF            NUMBER OF               TOTAL OUTSTANDING        PERCENT OF POOL
  CURRENT BALANCE                   CONTRACTS           CONTRACTS(1)             PRINCIPAL BALANCE            BALANCE(1)
  ---------------                   ---------           ------------             -----------------            ---------


$   521.11 to 1,000.00                    43             0.18%                      $33,011.45                    0.01%
$ 1,000.01 to 2,000.00                   211             0.89                       334,522.13                    0.11
$ 2,000.01 to 3,000.00                   374             1.57                       946,821.12                    0.31
$ 3,000.01 to 4,000.00                   549             2.31                     1,953,302.95                    0.65
$ 4,000.01 to 5,000.00                   886             3.73                     3,982,001.76                    1.32
$ 5,000.01 to 6,000.00                   897             3.78                     4,967,815.34                    1.64
$ 6,000.01 to 7,000.00                 1,191             5.02                     7,755,928.56                    2.57
$ 7,000.01 to 8,000.00                 1,401             5.90                    10,524,931.32                    3.48
$ 8,000.01 to 9,000.00                 1,378             5.80                    11,730,259.62                    3.88
$ 9,000.01 to 10,000.00                1,651             6.95                    15,693,528.76                    5.19
$ 10,000.01 to 11,000.00               1,201             5.06                    12,602,758.27                    4.17
$ 11,000.01 to 12,000.00               1,040             4.38                    11,964,514.01                    3.96
$ 12,000.01 to 13,000.00               1,022             4.30                    12,798,883.77                    4.23
$ 13,000.01 to 14,000.00               1,158             4.88                    15,665,228.06                    5.18
$ 14,000.01 to 15,000.00               1,405             5.92                    20,412,263.00                    6.75
$ 15,000.01 to 16,000.00               1,561             6.57                    24,224,257.64                    8.02
$ 16,000.01 to 17,000.00               1,772             7.46                    29,266,948.15                    9.68
$ 17,000.01 to 18,000.00               1,659             6.99                    29,024,314.31                    9.60
$ 18,000.01 to 19,000.00               1,313             5.53                    24,250,050.44                    8.02
$ 19,000.01 to 20,000.00               1,050             4.42                    20,464,127.16                    6.77
$ 20,000.01 to 21,000.00                 785             3.31                    16,068,319.27                    5.32
$ 21,000.01 to 22,000.00                 471             1.98                    10,106,660.37                    3.34
$ 22,000.01 to 23,000.00                 307             1.29                     6,891,134.12                    2.28
$ 23,000.01 to 24,000.00                 181             0.76                     4,251,840.31                    1.41
$ 24,000.01 to 25,000.00                 100             0.42                     2,446,872.37                    0.81
$ 25,000.01 to 26,000.00                  50             0.21                     1,275,905.39                    0.42
$ 26,000.01 to 27,000.00                  38             0.16                     1,006,981.83                    0.33
$ 27,000.01 to 28,000.00                  24             0.10                       657,768.18                    0.22
$ 28,000.01 to 29,000.00                  12             0.05                       339,372.69                    0.11
$ 29,000.01 to 30,000.00                   5             0.02                       147,732.21                    0.05
$ 30,000.01 to 31,000.00                   4             0.02                       120,888.14                    0.04
$ 31,000.01 to 32,000.00                   1             0.00                        31,202.46                    0.01
$ 32,000.01 to 33,000.00                   1             0.00                        32,961.12                    0.01
$ 33,000.01 to 34,000.00                   2             0.01                        66,738.84                    0.02
$ 34,000.01 to 35,000.00                   2             0.01                        68,338.02                    0.02
$ 35,000.01 to 36,000.00                   1             0.00                        35,383.07                    0.01
$ 40,000.01 to 41,000.00                   1             0.00                        40,372.27                    0.01
$ 41,000.01 to 43,665.67                   1             0.00                        43,665.67                    0.01
                                      ------           -------                 ---------------                  -------
              TOTALS:                 23,748           100.00%                 $302,227,604.15                  100.00%
                                      ======           =======                 ===============                  =======

(1)      Percentages may not add to 100.00% because of rounding.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                     TABLE 5

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)


                                                     PERCENT OF
                                    NUMBER OF         NUMBER OF              TOTAL OUTSTANDING           PERCENT OF POOL
       STATE                        CONTRACTS        CONTRACTS(1)            PRINCIPAL BALANCE              BALANCE(1)
       -----                        ---------        ------------            -----------------              ---------

      ALABAMA                          347               1.46%                $4,598,089.59                  1.52%
       ALASKA                           77               0.32                    974,161.42                  0.32
      ARIZONA                          599               2.52                  8,531,400.56                  2.82
      ARKANSAS                         101               0.43                  1,267,901.30                  0.42
     CALIFORNIA                      2,844              11.98                 37,033,993.03                 12.25
      COLORADO                         581               2.45                  8,022,293.31                  2.65
    CONNECTICUT                        455               1.92                  5,487,213.44                  1.82
      DELAWARE                         118               0.50                  1,421,111.31                  0.47
DISTRICT OF COLUMBIA                     5               0.02                     39,768.25                  0.01
      FLORIDA                        1,603               6.75                 21,524,095.06                  7.12
      GEORGIA                          843               3.55                 11,960,216.89                  3.96
       HAWAII                          118               0.50                  1,460,133.12                  0.48
       IDAHO                           108               0.45                  1,232,740.53                  0.41
      ILLINOIS                         835               3.52                 10,233,027.93                  3.39
      INDIANA                          586               2.47                  7,405,721.66                  2.45
        IOWA                           235               0.99                  2,846,661.97                  0.94
       KANSAS                          146               0.61                  1,782,315.01                  0.59
      KENTUCKY                         296               1.25                  3,658,634.21                  1.21
     LOUISIANA                         275               1.16                  3,643,925.29                  1.21
       MAINE                            72               0.30                    858,484.55                  0.28
      MARYLAND                         603               2.54                  6,970,715.74                  2.31
   MASSACHUSETTS                       445               1.87                  5,020,369.13                  1.66
      MICHIGAN                         673               2.83                  8,969,971.65                  2.97
     MINNESOTA                         376               1.58                  4,758,700.85                  1.57
    MISSISSIPPI                         83               0.35                  1,112,906.22                  0.37
      MISSOURI                         335               1.41                  4,156,517.66                  1.38
      MONTANA                           95               0.40                  1,145,344.71                  0.38
      NEBRASKA                          62               0.26                    645,321.75                  0.21
       NEVADA                          272               1.15                  3,710,047.81                  1.23
   NEW HAMPSHIRE                       185               0.78                  2,156,229.31                  0.71
     NEW JERSEY                        894               3.76                 10,258,303.26                  3.39
     NEW MEXICO                        272               1.15                  3,550,165.81                  1.17
      NEW YORK                         889               3.74                 10,148,119.53                  3.36
   NORTH CAROLINA                      752               3.17                  9,449,753.94                  3.13
    NORTH DAKOTA                        21               0.09                    237,597.35                  0.08
        OHIO                         1,068               4.50                 12,762,629.55                  4.22
      OKLAHOMA                         217               0.91                  2,717,825.59                  0.90
       OREGON                          363               1.53                  4,358,280.16                  1.44
    PENNSYLVANIA                     1,339               5.64                 15,017,691.95                  4.97

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                     TABLE 5

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                                   (CONTINUED)

                                                     PERCENT OF
                                    NUMBER OF         NUMBER OF               TOTAL OUTSTANDING           PERCENT OF POOL
       STATE                        CONTRACTS        CONTRACTS(1)             PRINCIPAL BALANCE              BALANCE(1)
       -----                        ---------        ------------             -----------------              ---------

   RHODE ISLAND                          53               0.22                     633,270.29                  0.21
  SOUTH CAROLINA                        284               1.20                   3,701,226.15                  1.22
   SOUTH DAKOTA                          62               0.26                     702,566.70                  0.23
    TENNESSEE                           521               2.19                   6,928,061.21                  2.29
      TEXAS                           1,741               7.33                  24,335,949.35                  8.05
       UTAH                              83               0.35                   1,084,000.67                  0.36
     VERMONT                             25               0.11                     240,569.93                  0.08
     VIRGINIA                           580               2.44                   7,513,294.72                  2.49
    WASHINGTON                          700               2.95                   9,796,189.25                  3.24
  WEST VIRGINIA                         139               0.59                   1,704,873.86                  0.56
    WISCONSIN                           275               1.16                   3,281,755.05                  1.09
     WYOMING                             53               0.22                     574,950.60                  0.19
    OTHER (2)                            44               0.19                     602,515.97                  0.20
                                     ------             -------               ---------------                -------
            TOTALS:                  23,748             100.00%               $302,227,604.15                100.00%
                                     ======             =======               ===============                =======

(1)      Percentages may not add to 100.00% because of rounding.

(2)      Includes U.S. Territories and military bases.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

DELINQUENCY, LOAN LOSS AND REPOSSESSION INFORMATION

         The following tables set forth the delinquency experience and loan loss and repossession experience of the seller's portfolio of conditional sales contracts for motorcycles. These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

                                                                     DELINQUENCY EXPERIENCE(1)/
                                                                       (DOLLARS IN THOUSANDS)
                                                                            AT DECEMBER 31,
                           ---------------------------------------------------------------------------------------------
                                   2000                    1999                   1998                    1997
                                   ----                    ----                   ----                    ----

                            Number                    Number                 Number                Number
                              of                        of                     of                    of
                           Contracts     Amount     Contracts    Amount    Contracts   Amount    Contracts    Amount
                           ---------     ------     ---------    ------    ---------   ------    ---------    ------
Portfolio..................  117,884  $1,185,300.1    91,556  $914,545.5     67,137  $651,248.7    45,258  $434,890.7
Period of Delinquency(2)/
          30-59 Days.......    4,334     $42,325.0     2,868   $28,307.9      1,970   $17,768.1     1,264    11,454.6
          60-89 Days.......    1,395      13,517.4       983     9,424.3        745     6,153.9       559     5,112.1
          90 Days or more..      518       5,255.6       371     3,569.9        304     2,591.0       269     2,196.5
                             -------  ------------    ------  ----------     ------  ----------    ------  ----------
Total Delinquencies........    6,247     $61,098.0     4,222   $41,302.1      3,019   $26,513.0     2,092   $18,763.2
                             =======  ============    ======  ==========     ======  ==========    ======  ==========
Total Delinquencies as a
Percent of Total Portfolio      5.30%         5.15%     4.61%       4.52%      4.50%       4.07%     4.62%       4.31%



                         DELINQUENCY EXPERIENCE(1)/
                           (DOLLARS IN THOUSANDS)
                                AT DECEMBER 31,
                         --------------------------
                                    1996
                                    ----

                            Number
                              of
                           Contracts   Amount
                           ---------   ------
Portfolio..................   32,574  $303,682.4
Period of Delinquency(2)/
          30-59 Days.......      904    $8,002.9
          60-89 Days.......      374     3,170.7
          90 Days or more..      213     1,880.6
                              ------   ---------
Total Delinquencies........    1,491   $13,054.2
                              ======   =========
Total Delinquencies as a
Percent of Total Portfolio      4.58%       4.30%

                                                                AT JUNE 30,
                                         -----------------------------------------------------------
                                                    2001                          2000
                                                    -----                         -----
                                            Number                        Number
                                              of                            of
                                          Contracts       Amount         Contracts       Amount
                                          ---------       ------         ---------       ------

         Portfolio......................   140,823    $1,454,785.0        107,640     $1,085,183.0
         Period of Delinquency(2)/
             30-59 Days.................     4,205       $40,871.9          2,622        $25,903.6
             60-89 Days.................     1,204        11,726.7            606          5,932.9
             90 Days or more............       375         3,588.7            205          1,943.5
                                           -------    ------------        -------     ------------
         Total Delinquencies............     5,784       $56,187.3          3,433        $33,780.0
                                           =======    ============        =======     ============
         Total Delinquencies as a
         Percent of Total Portfolio...        4.11%           3.86%          3.19%            3.11%

             ------------------
             (1) Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

             (2) The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                  Year Ended
                                                                                 December 31,
                                                  ----------------------------------------------------------------------------
                                                       2000            1999           1998          1997              1996
                                                       ----            ----           ----          ----              ----
          Principal Balance of All Contracts
              Serviced(1)/....................     $1,190,184.2     $918,481.6     $653,836.0    $436,771.0        $304,730.9
          Contract Liquidations(2)/...........        1.75%               1.59%          1.54%         1.42%             0.74%
          Net Losses:
              Dollars(3)/.....................       $8,707.8         $5,875.0       $5,245.3      $3,781.1          $1,639.5
              Percentage(4)/..................        0.73%               0.64%          0.80%         0.87%             0.54%

                                                                 Six Months Ended
                                                                     June 30,
                                                  --------------------------------------------------
                                                        2001                            2000
                                                        ----                            ----
         Principal Balance of All Contracts
             Serviced(1)/.....................     $1,458,625.8                     $1,087,840.1
         Contract Liquidations(2)/............             2.11%                            1.96%
         Net Losses:
             Dollars(3)/......................         $6,435.3                         $4,284.2
             Percentage(4)/...................             0.88%                            0.79%

         ------------------
         (1)      As of period end. Includes contracts already in repossession.
         (2) As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.
         (3) The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.
         (4) As a percentage of the principal amount of contracts being serviced as of period end, calculated on an annualized basis.

THE DATA PRESENTED IN THE FOREGOING TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND THERE IS NO ASSURANCE THAT THE DELINQUENCY, LOAN LOSS OR REPOSSESSION EXPERIENCE OF THE CONTRACTS WILL BE SIMILAR TO THAT SET FORTH ABOVE.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

      This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Sales Representative immediately.

                                     - 18 -